EXHIBIT 10.11



                            STOCK PURCHASE AGREEMENT


         This STOCK PURCHASE AGREEMENT, dated October 22, 1996 (the "Agreement"), by and among Brunswick Technologies, Inc., a Maine corporation ("Buyer"), Burlington Industries, Inc., a Delaware corporation ("BI"), and Peter
L. DeWalt, a resident of Pittsburgh, Pennsylvania ("DeWalt", and together with BI hereinafter referred to as the "Sellers") evidences that, for and in consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE OF SHARES

         1.1 SALE AND DELIVERY. The Sellers agree to sell and deliver to Buyer, and Buyer agrees to purchase and accept from Sellers, free and clear of all liens, trusts (constructive and other), options, stock purchase rights or agreements and other encumbrances, on the terms and subject to the conditions set forth in this Agreement, and for the purchase price described in Section 1.2 hereof, the issued and outstanding shares of the capital stock, $100 par value (the "Capital Stock"), of Advanced Textiles, Inc., a Texas corporation ("ATI") listed on Schedule 1.1 hereto, which shares constitute all of the issued and outstanding capital stock of ATI. The shares of Common Stock to be sold and purchased pursuant to this Agreement are sometimes collectively referred to herein as the "Shares", the Shares owned by BI are sometimes referred to herein as the "BI Shares" and the Shares owned by DeWalt are sometimes herein referred to as the "DeWalt Shares."

         1.2      PURCHASE PRICE AND PAYMENT.

                  (a) The purchase price for the BI Shares is $7,896,500 subject to adjustment as provided in 1.3(b) below. At Closing Buyer shall deliver to BI Buyer's promissory note in the form of Annex A hereto in the principal amount of $7,296,500 (the "Note").

                  (b) On each of December 16th, 1996, December 15, 1997 and on each December 15 thereafter, ending in 2001 (each hereinafter referred to as a "Payment Date"), Buyer shall pay to BI that amount of incremental aggregate federal, state and local income tax savings available which have been or may have been realized by Buyer, in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), whether or not Buyer has elected to utilize such realization in any given year, as a result of the parties' election under
Section 338(h)10 of the Code, provided that Buyer shall pay BI a minimum amount of $100,000 per year. The determination of the savings realizable shall be made notwithstanding Buyer's actual realization of tax savings on account of such election. For purposes of this Section 1.2(b), the savings realizable will be the lower of (i) the amount determined by applying the weighted averaged effective federal and state income tax rate of the Buyer to the amount of
Section 338 deductions  available to the








Buyer for the fiscal year of Buyer last ending prior to a Payment Date or (ii) the amount determined by applying the weighted average effective federal and state income tax rate of the Buyer to the Buyer's taxable income for such year for Federal income tax purposes computed prior to taking (A) Section 338 deductions or (B) deductions or credits for any transaction of a character which has not heretofore been claimed by the Buyer. The foregoing provisions of this
Section 1.2(b) notwithstanding, in no event shall Buyer be required to pay BI under the provisions of this Section 1.2(b): (i) more than $200,000 in any year, increased by the amount obtained by (A) aggregating the savings realizable by Buyer (as described above) to such date of payment, and (B) subtracting therefrom (1) all payments theretofore made by Buyer under this Section 1.2 (b), plus (2) $200,000 or (ii) more than $600,000 in aggregate payments for all years.

         (c) The purchase price for the DeWalt Shares is $53,500. In payment of such purchase price, Buyer shall deliver to DeWalt, on the Closing Date 118 shares of Buyer's common stock. DeWalt acknowledges that such shares are "restricted" as defined in the Securities Act of 1933, as amended and the regulations promulgated thereunder (the "Act") and therefore will not be resalable unless such resale is subsequently registered under the Act. All certificates evidencing such shares will be legended to evidence such restriction.

         1.3      DELIVERIES AT THE CLOSING.

                  (a) On the "Closing  Date" (as that term is defined in Section
1.4 hereof), Sellers shall deliver to Buyer certificates representing all of the Shares being sold to Buyer by Sellers hereunder, duly endorsed for transfer to Buyer or accompanied by an instrument to effect such transfer duly executed by the appropriate Seller (together with all required transfer stamps, if any, attached thereto and evidence of the payment on all taxes (other than any tax based on income or capital gain) due on such transfer).

                  (b) On the Closing Date, Buyer shall deliver to BI by wire transfer of immediately available funds to the bank account identified and according to the wire transfer instructions set forth in a notice of BI to Buyer given no later than the business day immediately preceding the Closing Date, or by a certified or bank cashier's check for immediately available funds payable to or upon the order of BI, the amount of any net working capital in excess of $1,450,000 as of September 28, 1996, if any, as reflected on the ATI Audited Financial Statements (as defined in Section 5.1 (g) below). For this purpose, net working capital shall be computed by: (i) subtracting from the current assets, including cash, reflected on the balance sheet included in the ATI
Audited  Financial  Statements as of the fiscal year ended  September 28, 1996 ,
(ii) current liabilities reflected on such balance sheet, less $101,000 (representing accrued cash bonuses to be paid by BI pursuant to Section 5.2(h) below and certain intercompany advances for bonuses previously paid by BI and insurance coverage of ATI by BI which are hereinafter referred to as "BI Assumed Liabilities"). Such amount is referred to as "Net Working Capital". ATI shall not pay and shall not be required to pay any BI Assumed Liabilities. BI shall deliver to the Buyer by wire transfer of immediately available funds to the bank account identified and according to the wire instructions set forth on Schedule 1.3(b), or by a certified or bank cashier's check for immediately available funds payable to or upon the order of Buyer, in the amount of the deficiency in Net Working Capital below $1,450,000 as of September 28, 1996, if any.

         1.4 CLOSING. The purchase and sale of the Shares and the consummation of the other transactions contemplated by this Agreement (the "Closing") shall occur at 10:00 a.m., on October 30, 1996, at the offices of Gadsby & Hannah LLP, 125 Summer Street, Boston, MA 02110, or at such other hour or place or on such other date as shall be agreed upon by the Sellers and Buyer upon fulfillment or waiver as herein provided of all conditions precedent to the Closing. The Closing shall automatically be postponed in the event that the Audited Financial Statements are not delivered to Buyer on or before October 23, 1996 to that date which is the fourth business day following the actual delivery date of the Audited Financial Statements (subject to the provisions of Article IX hereof). The date of Closing is herein generally referred to as the "Closing Date."

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                             CONCERNING THE SELLERS

         2.1      BI hereby represents and warrants to Buyer that:

                  (a) OWNERSHIP OF SHARES. BI owns the BI Shares beneficially and of record, and has, and immediately prior to the Closing will have, good, valid and marketable title to the BI Shares free and clear of all liens, trusts (constructive and other), options and other encumbrances other than the agreements and commitments contained herein.

                  (b) DELIVERY OF VALID TITLE. All consents, approvals, authorizations and orders necessary for the sale and delivery of the BI Shares to be sold by BI hereunder have been obtained, and BI has, and immediately prior to the Closing will have, full right, power, authority and capacity to sell, assign, transfer and deliver the BI Shares pursuant to this Agreement. Upon delivery of the BI Shares by BI to Buyer, good, valid and marketable title to the BI Shares, free and clear of all liens, trusts (constructive and other), options and other encumbrances, (including, without limitation, all liens, liabilities and encumbrances on account of any transfer taxes or transfer stamps, if any, that may be required in connection with the sale of the Shares) will pass to Buyer. BI hereby consents to the sale of the DeWalt Shares as contemplated by the terms of this Agreement and agrees that the Amended and Restated Stockholders Agreement dated January 18, 1991 between it and DeWalt (the "Shareholders Agreement") is terminated effective with the Closing.

                  (c) EXECUTION AND DELIVERY. All consents, approvals, authorizations and orders necessary for the execution, delivery and performance by BI of this Agreement will be obtained by Closing, and BI will have, as of the Closing, full right, power, authority and capacity to enter into and perform fully under this Agreement. This Agreement has been duly executed and delivered by BI and constitutes a legal, valid and binding obligation of BI, enforceable against it in accordance with its terms, except that enforceability hereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by principles of equity regarding the availability of remedies.

                  (d) CORPORATE AUTHORITY. BI has corporate power under its Certificate of Incorporation and By-laws, as amended to date, and under the laws of the State of Delaware and other applicable laws to execute, deliver and perform this Agreement. No stockholder approval or other approval of the board of directors of BI is necessary for the consummation of the transactions contemplated hereby, which approval has not already been obtained or will not be obtained by Closing.

                  (e) NO CONFLICTS. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are not prohibited by and will not violate any provision of the Certificate of Incorporation or By-laws, as amended to date, of BI, and will not conflict with or result in a breach or violation of any term or provision of, or (with or without notice or passage of time, or both) constitute a default under, or otherwise give any person a basis for nonperformance under, any agreement, indenture, mortgage, deed of trust, trust (constructive and other), loan or credit agreement, lease, license, option or other agreement or instrument to which BI is a party or by which it or the BI Shares are bound, or violate the provisions of any statute, or any order, rule or regulation of any governmental body or agency or instrumentality thereof, or any arbitrator having jurisdiction over BI or its property, nor will such action result in the creation or imposition of any "Lien" (as defined in Section 3.6 hereof) upon the BI Shares.

                  (f) INVESTMENT INTENT. BI is acquiring the Note, and if and when BI converts any portion of the Note into shares of common stock of Buyer pursuant to the terms of the Note, BI will acquire such shares for investment purposes only, for its own account and not as a nominee or agent for any other person, and not with a view to or for resale in connection with any distribution thereof.

                  (g) NO ACTION. BI has not filed, or had filed against it, a petition in bankruptcy or a petition to take advantage of any other insolvency act; admitted in writing its inability to pay its debts as they become due generally; made an assignment for the benefit of creditors; consented to the appointment of a receiver for itself or any substantial part of its property; or generally committed any act of insolvency (including the failure to pay obligations as they become due) or bankruptcy.

         2.2      DeWalt hereby represents and warrants to Buyer that:

                  (a) OWNERSHIP OF DEWALT SHARES. DeWalt owns the DeWalt Shares beneficially and of record, and has, and immediately prior to the Closing will have, good, valid and marketable title to the DeWalt Shares free and clear of all liens, trusts (constructive and other), options and other encumbrances other than the agreements and commitments contained herein.

                  (b) DELIVERY OF VALID TITLE. All consents, approvals, authorizations and orders necessary for the sale and delivery of the DeWalt Shares to be sold by DeWalt hereunder have been obtained, and DeWalt has, and immediately prior to the Closing will have, full right, power, authority and capacity to sell, assign, transfer and deliver the DeWalt Shares pursuant to this Agreement. Upon delivery of the DeWalt Shares by DeWalt to Buyer, good, valid and marketable title to the DeWalt Shares, free and clear of all liens, trusts (constructive and other), options and other encumbrances, (including, without limitation, all liens, liabilities and encumbrances on account of any transfer taxes or transfer stamps, if any, that may be required in connection with the sale of the DeWalt Shares) will pass to Buyer. DeWalt hereby consents to the sale of the BI Shares to Buyer as contemplated by this Agreement and agrees that the Shareholders Agreement is terminated effective with the Closing.

                  (c) EXECUTION AND DELIVERY. All consents, approvals, authorizations and orders necessary for the execution and delivery by DeWalt of this Agreement have been obtained, and DeWalt has full right, power, authority and capacity to enter into and perform fully under this Agreement. This Agreement has been duly executed and delivered by DeWalt and constitutes a legal, valid and binding obligation of DeWalt, enforceable against him in accordance with its terms, except that enforceability hereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by principles of equity regarding the availability of remedies.

                  (d) NO CONFLICTS. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any term or provision of, or (with or without notice or passage of time, or both) constitute a default under, or otherwise give any person a basis for nonperformance under, any agreement, indenture, mortgage, deed of trust, trust (constructive and other), loan or credit agreement, lease, license, option or other agreement or instrument to which DeWalt is a party or by which he or the DeWalt Shares are bound, or violate the provisions of any statute, or any order, rule or regulation of any governmental body or agency or instrumentality thereof, or any arbitrator having jurisdiction over DeWalt or his property, nor will such action result in the creation or imposition of any "Lien" (as defined in Section 3.6 hereof) upon the DeWalt Shares.

                  (e) INVESTMENT INTENT. DeWalt is acquiring shares of Buyer's common stock for investment purposes only, for his own account and not as a nominee or agent for any other person, and not with a view to or for resale in connection with any distribution thereof.

                  (f) NO ACTION. DeWalt has not filed, or had filed against him, a petition in bankruptcy or a petition to take advantage of any other insolvency act; admitted in writing his inability to pay his debts as they become due generally; made an assignment for the benefit of creditors; consented to the appointment of a receiver for himself or any substantial part of his property; or generally committed any act of insolvency (including the failure to pay obligations as they become due) or bankruptcy.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                 CONCERNING ATI

         BI represents and warrants to Buyer that:

         3.1 ORGANIZATION AND GOOD STANDING; OFFICERS AND DIRECTORS. ATI has been duly organized and is existing as a corporation in good standing under the laws of the State of Texas with full power and authority (corporate and other) to own or lease its properties and to conduct its business as currently conducted. Schedule 3.1(b) sets forth the names and titles of all of the officers and directors of ATI.

         3.2 SUBSIDIARIES, ETC. ATI does not own or control, or have any other equity investment in, directly or indirectly, any corporation, joint venture, partnership, association or other entity.

         3.3 NO CONFLICTS. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any term or provision of, or (with or without notice or passage of time, or both) constitute a default under, or otherwise give any person a basis for nonperformance under, any agreement, indenture, mortgage, deed of trust, trust (constructive and other), loan or credit agreement, lease, license, option or other agreement or instrument to which ATI is a party or by which ATI is bound or to which any of its property or assets is subject. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any term or provision of the Articles of Incorporation or Bylaws of ATI or any statute, or any order, rule or regulation of any governmental body or agency or instrumentality thereof, or any arbitrator having jurisdiction over ATI or any of its property or assets, nor will such action result in the creation or imposition of any "Lien" (as defined in Section
3.6 hereof) upon any property or asset of ATI or otherwise adversely affect the contractual or other legal rights or privileges of ATI.

         3.4 CAPITALIZATION. The authorized capital stock of ATI consists solely of 50,000 shares of stock (the "ATI Capital Stock"). No shares of ATI Capital Stock other than the Shares are currently issued, and the Shares have been duly authorized and validly issued and are outstanding, fully paid and nonassessable. There are no existing subscriptions, options, warrants, rights (contingent or otherwise), calls or commitments of any character relating to the shares of ATI Capital Stock other than as set forth on Schedule 3.4 hereto, and, other than as set forth on Schedule 3.4 hereto, there are no outstanding securities or other instruments convertible into or exchangeable for shares of ATI Capital Stock and no commitments to issue such securities or instruments. All Shares have been offered, issued and sold in material compliance with applicable law.

         3.5      FINANCIAL STATEMENTS, BOOKS AND RECORDS.

                  (a) Schedule 3.5(a) hereto contains true and complete copies of (i) the unaudited balance sheet of ATI as of September 28, 1996, statements of earnings and retained earnings for the fiscal years ended October 1, 1994, September 30,1995 and September 28, 1996 and a statement of cash flows for the fiscal year ended September 28, 1996 (the "Unaudited Financial Statements"). The unaudited balance sheet of ATI as of September 28, 1996 is hereinafter referred to as the "9/28/96 Balance Sheet".

                  (b) The Unaudited Financial Statements present fairly, in each case, the financial condition of ATI as of the dates indicated therein and the results of operations and changes in financial position of ATI for the periods specified therein (subject to year-end audit adjustments that will consist only of normal recurring adjustments) and were prepared on a consistent basis during the periods covered thereby. The Unaudited Financial Statements reflect only actual, bona fide transactions consistent with the accounting records of ATI. The Unaudited Financial Statements are true and correct in all material respects.

                  (c)  The ATI  Audited  Financial  Statements  (as  defined  in
Section 5.1 (g) hereto), when delivered pursuant to Section 5.1 (g), will present fairly the financial condition of ATI as of the dates indicated therein and the results of operations and changes in financial position of ATI for the periods specified therein, and the ATI Audited Financial Statements will have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods covered thereby. The ATI Audited Financial Statements will be true and correct in all material respects.

                  (d) The minute books of ATI, all of which have been previously made available to Buyer and its representatives, contain materially accurate records of all meetings of or written consents by the shareholders and Board of Directors (and all committees thereof) of ATI. Except as set forth in Schedule 3.5(b), ATI does not have any of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of ATI.

         3.6      TITLE TO PROPERTY; ENCUMBRANCES.

                  (a) ATI has, and immediately prior to the Closing ATI will have, good and marketable title, subject to "Permitted Liens" (as hereinafter defined) in fee simple to all real property and good and marketable title to all personal property reflected on the 9/28/96 Balance Sheet as owned by ATI, and to all fully depreciated and amortized property owned by ATI, and all real property and personal property acquired by ATI since September 28, 1996, in each case free and clear of all "Liens" (as hereinafter defined) except (i) as set forth on Schedule 3.6(a) hereto , (ii) all covenants, restrictions and easements set forth in Buyer's title insurance commitment, (iii) for sales and other dispositions in the usual and ordinary course of business since September 28, 1996 and (iv) "Permitted Liens" (as hereinafter defined). The term "Liens," as used in this Agreement, shall mean all liens, mortgages, security interests, pledges, charges, hypothecations, deeds of trust, statutory liens for unpaid rentals, options or other charges or other encumbrances, including without limitation, any environmental liens referenced in Section 3.18 (e) hereof. The term "Permitted Liens," as used in this Agreement, shall mean liens for ad valorem real or personal property taxes or assessments not yet due and payable; easements, restrictions and covenants of record; as to real property, easements, restrictions and covenants revealed by the survey to be obtained by Buyer and as to personal property, liens for carriers, warehousemen, materialmen, landlords and the like..

                  (b) Schedule 3.6(b) (i) hereto is a true copy of the deed to ATI with respect to ATI's real property in Seguin, Texas. ATI owns no other interest in real property. Schedule 3.6(b) (ii) contains a list of all tangible personal property having an original purchase price in excess of $2,500 owned by ATI (and not including personal property owned by ATI subject to a finance lease or held by ATI as lessee under a personal property lease).

                  (c) All real property leases and licenses, personal property leases and finance leases and licenses pursuant to which ATI leases or licenses from others real or personal property are, to BI's knowledge, valid, subsisting and effective in accordance with their respective terms, and there is not, under any real property lease, license or personal property lease, any existing default or event of default (or event that, with notice or passage of time, or both, would constitute a default, or would constitute a basis of force majeure or other claim of excusable delay or nonperformance). Schedule 3.6(c) hereto contains a list of all real property leases, licenses, personal property leases and finance leases, under which ATI is the lessee or licensee . True and complete copies of all real property leases, licenses, personal property leases and finance leases, listed on Schedule 3.6(c) have been delivered to Buyer heretofore.

                  (d) ATI is not in violation of, or default under, any law, statute, ordinance, an undismissed order, regulation, authorization, permit or certificate pertaining to its owned or leased properties (or their marketability), or the use thereof, that remains uncured. All personal property owned by ATI and all personal property held by ATI pursuant to personal property leases is, in the judgment of BI, in good operating condition and repair, subject only to ordinary wear and tear, or may be in need of routine maintenance, and is, in the judgment of BI, suitable and appropriate for the use thereof made and proposed to be made by ATI in its business and operations. All real property owned by ATI has been well maintained and is in good condition and all systems in the building(s) including, but not limited to, heating, air conditioning, electrical and plumbing, are in good working order, ordinary wear and tear and the need of routine maintenance excepted. All such real property conforms to all building, health and zoning regulations without encroachment onto the property of others or upon the property of others. Except as otherwise disclosed herein, he real property and personal property described in Sections 3.6(a) and 3.6(b) hereto, the real property and personal property held by ATI pursuant to the leases and licenses described in Schedule 3.6(c) hereto and the non-operating property provided by BI comprise all of the real property and personal property (other than personal property owned by ATI having an original purchase price of $2,500 or less) used in the conduct of ATI's business.

                  (e) There are no agreements or contracts affecting any of the real property or any use of the real property owned by ATI that would not be terminable at will by Buyer without penalty from and after the Closing Date, except as otherwise disclosed herein.

                  (f) There is no condemnation proceeding pending or, to BI's knowledge, threatened against any portion of the real property owned by ATI. ATI has not commenced nor has ATI received notice of the commencement of any proceeding which would affect the present zoning classification of the real property owned by ATI.

         3.7 ACCOUNTS RECEIVABLE. All accounts receivable of ATI reflected in the 9/28/96 Balance Sheet and all accounts receivable of ATI that have arisen since September 28, 1996 (except such accounts receivable as thereafter have been collected) have or will have arisen from bona fide transactions in the ordinary course of business, and the goods and services sold and delivered which gave or will give rise to such accounts receivable were or will be sold and delivered in conformity in all material respects with the applicable purchase orders, agreements and specifications, and are or will be as of the Closing Date good and valid, subject to the reserve for bad debts stated in the ATI Audited Balance Sheet, in the aggregate recorded amounts thereof, and further subject to allowances, credits and discounts customarily extended by ATI in accordance with its past practices in the ordinary course of its business . Schedule 3.7 hereto contains a true and complete aging of ATI's accounts receivable as of the end of each quarter in the fiscal year ended September 28, 1996. Schedule 3.7 contains a description of ATI's practices currently in effect as to price support and "anticipating" by ATI's customers.

         3.8 INVENTORIES. The value at which inventories are carried on the 9/28/96 Balance Sheet reflects (i) the normal inventory valuation policy of ATI, in accordance with its historical accounting policies and on a basis consistent with that of preceding periods.

         3.9      TRADEMARKS, PATENTS AND INTELLECTUAL PROPERTY.

                  (a) Schedule 3.9(a) hereto contains a true and complete list of all material Registered Rights (as defined below) claimed by ATI or used or proposed to be used by ATI in the conduct of its business. For purposes of this
Section 3.9, "Registration Rights" means all letters patent, patent applications, trade names, trademarks, service marks, trademark and service mark registrations and applications, copyrights, copyright registrations and applications, grants of licenses and rights to ATI with respect to the foregoing, both domestic and foreign. Except as described in Schedule 3.9(a) hereto, ATI is not obligated or under any liability whatever to make any payments by way of royalties, fees or otherwise to any owner or licensor of, or other claimant to, any Registered Rights with respect to the use thereof in the conduct of its business or otherwise.

                  (b) Except as described in Schedule 3.9(b) hereto, ATI owns and has the exclusive, unrestricted right to use material Registered Rights and every material trade secret, know-how, process, formula, discovery, development, design, technique, customer and supplier list, blueprint, specification, promotional idea, marketing and purchasing strategy, invention, computer program, confidential data and public and nonpublic information (collectively herein, "Proprietary Information") required for or incident to the design, development, manufacture, operation, sale and use of all products and services sold or rendered or proposed to be sold or rendered by ATI, free and clear of any right, equity or claim of others and a valid right or license to use the Proprietary Information of others as presently used by ATI, all of which material Proprietary Information of others is disclosed on Schedule 3.9 (b) hereto (other than those rights or licenses relative to non-operational Proprietary Information provided by BI).

                  (c) Except as described in Schedule 3.9(c) hereto, ATI has not sold, transferred, assigned, licensed or subjected to any right, lien, encumbrance or claim of others, any Registered Rights or Proprietary Information or any interest therein, required for the design, development, manufacture, operation, sale or use of any product or service currently under development or manufactured, and currently or proposed to be sold or rendered, by ATI. Schedule 3.9(c) contains a true and complete list and description of all licenses of Proprietary Information of ATI granted to others by ATI. There are no proceedings pending or, to the best of BI's knowledge, threatened, nor, to the best knowledge of BI, are there any claims or demands of any person pertaining to or does any basis therefor exist, which challenge the rights of ATI in respect of any Proprietary Information used in the conduct of the business of ATI.

         3.10 BANKING AND INSURANCE. Schedule 3.10(a) hereto contains a true and complete list of the names and locations of all financial institutions at which ATI maintains a checking account, deposit account, securities account, safety deposit box or other deposit or safekeeping arrangements, the numbers or other identification of all such accounts and arrangements and the names of all persons authorized to have access thereto or to draw against any funds therein.
Schedule 3.10(b) hereto contains a true and complete: (i) list of all insurance policies and bonds and self insurance arrangements currently in force that cover or purport to cover risks or losses to or associated with ATI's business, operations, premises, properties, assets, employees, agents and directors and true and correct copies of all policies maintained by ATI have been delivered to Buyer; (ii) a description, with respect to each such policy, bond and self insurance arrangement maintained through BI, of the insured loss coverage, the expiration date and time of coverage, the dollar limitations of coverage, a general description of each deductible feature and the premiums paid and to be paid prior to expiration. The insurance policies, bonds and arrangements described on Schedule 3.10(b) provide such coverage against such risk of loss and in such amounts as in the reasonable estimation of BI are customary for corporations of established reputation engaged in the same or similar business and similarly situated. Except as set forth on Schedule 3.10(b), ATI has no obligation, liability or other commitment relating to any contract of insurance containing a provision for retrospective rating or adjustment of ATI's premium obligation.

         3.11     INDEBTEDNESS.

                  (a) ATI has no liability or obligation for "Indebtedness" (as defined in Section 3.11(b)) other than as set forth on Schedule 3.11 hereto and true and complete copies of all instruments and documents evidencing, creating, securing or otherwise relating to such Indebtedness have been delivered to Buyer heretofore. Except as described in Schedule 3.11, no event has occurred and no condition has become known to ATI or BI that constitutes or, with notice or passage of time, or both, would constitute a default or a basis of force majeure or other claim of excusable delay or nonperformance by ATI or any other person under any instrument or document relating to or evidencing Indebtedness that would entitle any person to require ATI to pay any portion of the principal amount of such Indebtedness prior to the scheduled maturity thereof. Except as set forth in Schedule 3.11, no instrument or document evidencing, creating, securing or otherwise relating to Indebtedness will require the consent of any person to, or as a result of the consummation of, the transactions contemplated by this Agreement.

                  (b) The term "Indebtedness", as used in this Agreement, shall mean (i) any liability of ATI created or assumed by ATI (A) for borrowed money,
(B) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation, deed of trust or mortgage) given in connection with the acquisition of, or exchange for, any property or assets (other than accounts payable relative to inventory or similar property acquired and consumed in the ordinary course of ATI's business), including securities, (C) in respect of letters of credit issued for ATI's account and "swaps" of interest and currency exchange rates (and other interest and currency exchange rate hedging agreements) to which ATI is a party or (D) for the payment of money as lessee under leases that should be, in accordance with generally accepted accounting principles, recorded as capital leases for financial reporting purposes; (ii) any liability of others described in the preceding clause (i) guaranteed as to payment of principal, interest or costs by ATI or in effect guaranteed by ATI through an agreement, contingent or otherwise, to purchase, repurchase or pay the related Indebtedness or to provide the security therefor; (iii) all liabilities or obligations secured by a Lien upon property owned by ATI and upon which liabilities or obligations ATI customarily pays interest or principal, although ATI has not assumed or become liable for the payment of such liabilities or obligations; and (iv) any amendment, renewal, extension, revision or refunding of any such liability or obligation.

         3.12 LITIGATION. Except as set forth on Schedule 3.12 hereto, there is no legal action, suit, arbitration or other legal, administrative or governmental investigation, inquiry or proceeding (whether domestic or foreign) pending or, to BI's knowledge, threatened against or affecting ATI or its properties, assets or business, nor, to the best knowledge of BI, does any basis therefor exist. Except as set forth on Schedule 3.12, ATI is not in default with respect to any order, writ, judgment, injunction, decree, determination or award of any court or of any governmental agency or instrumentality (whether domestic or foreign).

         3.13     TAXES AND TAX MATTERS.

                  For purposes of this Section 3.13, the following definitions shall be applicable:

                  "Affiliated Group" means BI and all subsidiary corporations of BI that are an affiliated group within the meaning of Code ss.1504(a) or that are defined as such under a similar provision of state, local or foreign law.

                  "Income Tax" means any income tax as well as any tax nominally described as other than an income tax but which is nevertheless determined by income, including without limitation certain state franchise taxes.

                  "Tax" means any  federal,  state,  local,  or foreign  income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code ss.59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

                  "Tax Return" means any return, declaration, report, claim for refund, or information return statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                  (a) ATI has filed all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all respects. All Taxes owed by ATI (whether or not shown on any Tax Return) have been paid. ATI is not currently the beneficiary of any extension of time within which to file any Tax Return. ATI has not received any written notice within the last five years from any taxing authority in any jurisdiction in which ATI does not file Tax Returns that it is or may be subject to Tax in such jurisdiction. There are no security interests or liens (inchoate or otherwise) on any of the assets of ATI that arose in connection with any failure (or alleged failure) to pay any Tax.

                  (b) ATI has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

                  (c) No director or officer (or employee responsible for Tax matters) of ATI or BI expects any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax liability of ATI either (A) claimed or raised by any authority in writing or (B) as to which BI or the directors and officers (and employees responsible for Tax matters) of ATI has knowledge based upon personal contact with any agent of such authority.

                  (d) ATI has not waived any statute of limitations in respect of any separate company Taxes or agreed to any extension of time with respect to a separate company Tax assessment or deficiency.

                  (e) ATI has not filed a consent under Code ss.341(f) concerning collapsible corporations. ATI has not made any payments, is not obligated to make any payments, and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Code ss.280G. ATI has not been a United States real property holding corporation within the meaning of Code ss.897(c)(2) during the applicable period specified in Code ss.897(c)(1)(A)(ii). ATI is not a party to any Tax allocation or sharing agreement. ATI has not been a member of an affiliated group filing a consolidated federal Income Tax Return other than the Affiliated Group.


                  (f) The Affiliated Group has filed all Income Tax Returns that it was required to file for each taxable period during which ATI was a member of the Affiliated Group. All such Tax Returns were correct and complete in all respects. All Income Taxes owed by the Affiliated Group (whether or not shown on any Tax Return) have been paid for each taxable period during which ATI was a member of the Affiliated Group. Throughout the period during which ATI has been a member of the Affiliated Group, the Affiliated Group has not taken any position on its consolidated federal Income Tax Returns which, if not adequately disclosed, would give rise to a substantial understatement of federal Income Tax within the meaning of Code ss.6662. Schedule 3.13(f) lists all federal, state, local, and foreign Income Tax Returns of ATI or the Affiliated Group that currently are the subject of audit, and the extent to which Tax issues that pertain to ATI have been raised in any such audit.

                  (g) Except as disclosed on Schedule 3.13(g), the Affiliated Group has not waived any statute of limitations in respect of any Income Taxes or agreed to any extension of time with respect to an Income Tax assessment or deficiency for any taxable period during which ATI was a member of the Affiliated Group.

                  (h) ATI has no liability for the Taxes of any Person other than ATI under Treas. Reg. ss.1.1502-6 (or any similar provision of state, local, or foreign law), for any taxable period during which ATI was a member of the Affiliated Group.

                  (i) BI will include the income of ATI (including any deferred income triggered into income by Reg. ss.1.1502-13 and Reg. ss.1.1502-14 and any excess loss accounts taken into income under Reg. ss.1.1502-19) on BI's consolidated Income Tax Returns for all periods through the Closing Date and pay any Income Taxes attributable to such income. ATI will furnish Tax information to BI for inclusion in BI's consolidated Income Tax Returns for the taxable period immediately preceding and including the Closing Date (the "Pre-Closing Tax Period") in accordance with ATI's past custom and practice. BI will allow Buyer an opportunity to review and comment upon such Tax Returns (including any amended returns) to the extent that they relate to ATI. The income of ATI will be apportioned between the Pre-Closing Tax Period and the period after the Closing Date by closing the books of ATI as of the end of the Closing Date. With respect to any Income Tax of ATI, that is attributable to any taxable period that includes (but does not end on) the Closing Date (a "Straddle Period"), BI shall prepare a pro forma Tax Return for ATI for the Pre Closing Tax Period portion of the Straddle Period, and furnish such pro forma Tax Return to Buyer within ninety (90) days after the Closing Date. BI shall pay to Buyer an amount equal to the Income Tax liability as reflected on such pro forma Tax Return within five (5) business days after review by Buyer and agreement to such amount by BI and Buyer.

                  (j) BI shall be responsible for all other Taxes of ATI (other than Property Taxes, as defined below, or franchise Taxes that are not Income Taxes) attributable to the Pre-Closing Tax Period portion of the Straddle Period, which Taxes shall be computed as if the Straddle Period e ended at the end of the day on the Closing Date, and the amount of such Straddle Period Taxes attributable to the Pre-Closing Tax Period shall be based upon a closing of the books of ATI at the end of the day on the Closing Date.

                  (k) BI shall be responsible for all real and personal tangible and intangible property taxes ("Property Taxes") of ATI attributable to the Pre-Closing Tax Period. In accordance therewith, BI's share of Property Taxes for the Straddle Period shall be an amount equal to the amount of such Property Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of days during the Straddle Period that are in the Pre-Closing Tax Period and the denominator of which is the number of days in the Straddle Period.

                  (l) BI shall be responsible for franchise Taxes (based on net worth or capital) attributable to the Pre-Closing Tax Period, computed on the basis of the net worth or capital of ATI at the end of the day on the Closing Date. Such amount shall be determined pursuant to a pro rata allocation based on the number of days during the Straddle Period that are in the Pre Closing Tax Period.

                  (m) BI will  join  with  Buyer in  making  an  election  under
Section 338(h)(10) of the Code (and any corresponding elections under state, local, or foreign tax law) (collectively a "Section 338(h)(10) Election") with respect to the purchase and sale of the stock of ATI hereunder. BI will pay any Income Tax resulting from the deemed sale of assets attributable to the making of the Section 338(h)(10) Election, and will indemnify Buyer and ATI against any liabilities of any sort whatsoever arising out of any failure to pay such Income Tax.

                  (n) The parties agree that the purchase price and the liabilities of ATI (plus other relevant items) will be allocated to the assets of ATI for all purposes (including Tax and financial accounting purposes) in accordance with the provisions of Section 1060 of the Code and comparable provisions of state and local law. .Pursuant thereto, Buyer shall prepare an Allocation Schedule with respect to such assets, which Allocation Schedule shall be subject to BI's review and shall be agreed upon by BI and Buyer prior to the Closing. Buyer, ATI and BI will file all Tax Returns (including amended returns and claims for refunds) and information reports in a manner consistent with such Allocation Schedule.

         3.14 QUESTIONABLE PAYMENTS. Neither ATI, nor its directors, officers, agents, employees or other persons associated with or acting on either of their behalf has used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made any direct or indirect unlawful payments to government officials or employees from corporate funds, established or maintained any unlawful or unrecorded fund of corporate monies or other assets, made any false or fictitious entries on its books of account or tax returns, or made or received any bribe, rebate, payoff, influence payment, kickback or other unlawful or improper payment.

         3.15 EMPLOYEE BENEFIT MATTERS. (a) For purposes of this Section 3.15, the term "Benefit Plans" means all employee benefit plans within the meaning of
Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") that are sponsored or maintained by ATI or under which ATI is obligated, and any related or separate contracts, plans, trusts, programs, policies, arrangements, practices, customs and understandings, in each case whether formal or informal that provide benefits of economic value to any present or former employee of ATI or present or former beneficiary, dependent or assignee of any such employee or former employee.

                  (b) For purposes of this Section 3.15, the term "BI Group" shall include any corporation that is a member of any controlled group of corporations (as defined in Section 414(b) of the Code) that incudes ATI, any trade or business (whether or not incorporated) that is under common control (as defined in Section 414(c) of the Code) with ATI, any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in
Section 414(m) of the Code) that includes ATI and any other entity required to be aggregated with ATI pursuant to the regulations issued under
Section 414(o) of the Code.


                  (c) Schedule 3.15(c) contains a complete list of all Benefit Plans. ATI has delivered to Buyer (i) accurate and complete copies of all Benefit Plan documents and all other material documents relating thereto, including (if applicable) all summary plan descriptions, summary annual reports and insurance contracts, (ii) accurate and complete detailed summaries of all unwritten Benefit Plans, (iii) accurate and complete copies of the most recent financial statements and actuarial reports with respect to all Benefit Plans for which financial statements or actuarial reports are required or have been prepared, (iv) accurate and complete copies of all annual reports that have been prepared for all Benefit Plans for which annual reports are required, and (v) the latest Internal Revenue Service determination letter obtained, if any, with respect to any such Benefit Plan.

                  (d) Except as specified on Schedule 3.15(d), all Benefit Plans conform (and at all times have conformed) in all material respects to, and are being administered and operated (and have at all times been administered and operated) in material compliance with the requirements of ERISA, the Code, and all other applicable laws or governmental regulations. All returns, reports and disclosure statements required to be made under ERISA and the Code with respect to all Benefit Plans have been timely filed or delivered.

                  (e) Except as is set forth in Schedule 3.15(e), any Benefit Plan that is intended to be qualified under Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code has been determined by the Internal Revenue Service to be so qualified or an application for such determination is pending. Any such determination that has been obtained remains in effect and has not been revoked, and no application for such determination is pending as of the date hereof. Except as is set forth on Schedule 3.15(e), nothing has occurred since the date of any such determination that is reasonably likely to affect adversely such qualification or exemption, or result in the imposition of excise taxes or income taxes on unrelated business income under the Code or ERISA with respect to any Benefit Plan.

                  (f) ATI does not a defined benefit plan subject to Title IV of ERISA. No member of the BI Group has a current or contingent obligation to contribute to any multiemployer plan (as defined in Section 3(37) of ERISA).

                  (g) There are no pending or, to the knowledge of BI, threatened claims by or on behalf of any Benefit Plans, or by or on behalf of any individual participants or beneficiaries of any Benefit Plans, alleging any breach of fiduciary duty on the part of the BI Group any of its officers, directors, or employees under ERISA or any other applicable regulations, or claiming benefit payments (other than those made in the ordinary operation of such plans) in either case with respect to any such Benefit Plans, nor is there, to the knowledge of BI, any basis for such claim. The Benefit Plans are not the subject of any pending (or to the knowledge of BI, any threatened) investigation or audit by the Internal

Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corporation (the "PBGC").

                  (h) Full payment has been made of all amounts which ATI is required, under applicable law or under any Benefit Plan or any agreement to which ATI is a party relating to any Benefit Plan, to have paid as contributions thereto as of the last day of the most recent fiscal year of such Benefit Plan ended prior to the date hereof, or within the period following such fiscal year during which contributions with respect to such fiscal year are permitted under ERISA and the Code. ATI has made adequate provision for reserves to meet contributions that have not been made because they are not yet due under the terms of any Benefit Plan. Benefits under all Benefit Plans are as represented and have not been increased subsequent to the date as of which documents have been provided.

                  (i) No Benefit Plan is subject to regulation by the PBGC. To the best of BI's knowledge, no member of the BI Group has engaged in any transaction with respect to any Benefit Plans which would subject ATI to a tax, penalty or liability for prohibited transactions under ERISA or the Code. To the best of BI's knowledge, no director, officer or employee of any member of the BI Group, to the extent he or she is a fiduciary with respect to any Benefit Plan, has breached any of his or her responsibilities or obligations imposed upon fiduciaries under Title I of ERISA which would result in any claim being made under or by or on behalf of any Benefit Plans by any party with standing to make such claim.

                  (j) With respect to any Benefit Plan that is an employee welfare benefit plan (within the meaning of Section 3(1) of ERISA) (a "Welfare Plan") and except as specified on Schedule 3.15(j), (i) each Welfare Plan for which contributions are claimed by ATI as deductions under any provision of the Code is in material compliance with all applicable requirements pertaining to such deduction, (ii) with respect to any welfare benefit fund (within the meaning of Section 419 of the Code) related to a Welfare Plan, there is no disqualified benefit (within the meaning of Section 4976(b) of the Code) that would result in the imposition of a tax under Section 4976(a) of the Code, (iii) any Benefit Plan that is a group health plan (within the meaning of Section 4980B(g)(2) of the Code) complies, and in each and every case has complied, to the best of BI's knowledge, with all of the applicable material requirements of
Section 4980B of the Code, ERISA, Title XXII of the Public Health Service Act and the Social Security Act, and (iv) all Welfare Plans may be amended or terminated at any time on or after the Closing Date in accordance with the terms thereof. Except as specified on Schedule 3.15(j), no Benefit Plan provides any health, life or other welfare coverage to employees of ATI beyond termination of their employment with ATI by reason of retirement or otherwise, other than coverage as may be required under Section 4980B of the Code or Part 6 of ERISA, or under the continuation of coverage provisions of the applicable laws of any state of locality.

                           (k) ATI does not have any  liability  with respect to
any employee benefit plan (as defined in Section 3(3) of ERISA) other than with respect to the Benefit Plans.

         3.16 NO UNDISCLOSED LIABILITIES. Except (i) to the extent set forth or provided for in the 9/28/96 Balance Sheet, as the same may be adjusted in accordance with GAAP in connection with the preparation of the ATI Audited Financial Statements, (ii) as set forth on Schedule 3.16 hereto or (iii) for current liabilities incurred since September 28, 1996 in the usual and ordinary course of business, as of the date hereof, ATI has no liabilities, whether accrued, absolute, contingent or otherwise, whether due or to become due and whether the amounts thereof are readily ascertainable or not, or any anticipated losses from any commitments of a contractual nature, including taxes with respect to or based upon the transactions or events occurring at or prior to the Closing.

         3.17 PERMITS, LICENSES AND OTHER AUTHORIZATIONS. ATI possesses, and is operating in compliance with, all franchises, licenses, permits, certificates, authorizations, rights and other approvals of governmental bodies, agencies and instrumentalities thereof necessary to conduct its business as currently conducted and as proposed to be conducted (the "Permits"). Schedule 3.17 contains a true and complete list of all Permits. To the best of BI's knowledge,
(a) each Permit has been lawfully and validly issued, and (b) no proceeding is pending or threatened, nor, does any basis therefor exist, looking toward the revocation, suspension or limitation of any Permit. The consummation of the transactions contemplated by this Agreement will not result in the revocation, suspension or limitation of any Permit and, except as set forth in Schedule 3.17, no Permit will require the consent of its issuing authority to or as a result of the consummation of the transactions contemplated hereby.

         3.18     REGULATORY FILINGS AND ENVIRONMENTAL MATTERS.

                  (a) Except as otherwise disclosed herein, ATI has made all required registrations and filings with and submissions to all governmental bodies, agencies or instrumentalities thereof and regulatory authorities relating to the operations of ATI as currently conducted and as proposed to be conducted, including, without limitation, all such regulatory authorities having jurisdiction over any matters pertaining to conservation or protection of the environment, the treatment and discharge of gaseous, particulate or effluent pollutants, or the use, handling or disposal of toxic or hazardous substances. All such registrations, filings and submissions were in compliance with applicable law when filed, no deficiencies have been asserted by any such authority with respect to such registrations, filings or submissions and no facts or circumstances are known to BI to exist which would indicate that a deficiency may be asserted by any such authority with respect to any such registration, filing or submission.

                  (b) ATI, and any other person or entity for whose conduct ATI is or may be held responsible, and to BI's best knowledge, any other third party have not generated, produced, processed, treated, stored, used, transported, released, disposed of or deposited of any Hazardous Materials (as that term is defined below) at, in, on or under real estate or related improvements upon which ATI's business has been operated (all such real estate and improvements are hereinafter referred to as "Real Property"), except in compliance with all applicable Governmental Requirements.

                  (c) To the best of BI's knowledge, all activities and operations of the business conducted on the Real Property by ATI have at all times complied with all applicable Governmental Requirements. To the best of BI's knowledge, no equipment or machinery used or operated in connection with the business has ever been used or operated as an instrumentality in violation of any Governmental Requirement. To the best of BI's knowledge, all Hazardous Materials used relative to ATI's business have been stored, manufactured, handled, transported, disposed of, and otherwise used in accordance with all applicable Governmental Requirements, except as specifically indicated in
Schedule 3.18 hereto.

                  (d) Except as indicated in Schedule 3.18 hereto, neither ATI nor, to BI's best knowledge, any predecessor in interest in respect of the Real Property has received or been subject to a summons, consent decree, administrative order, citation, directive, notice, complaint, letter or other communication, written or oral, concerning (1) any alleged or suspected violations of any Governmental Requirement relating to or concerning the business (as operated at the Real Property or at any other facility where ATI's business is or has been conducted); or (2) any proposed or continuing investigation or request for information (including claims, suits or investigations by any person or entity, whether Governmental or not) relating to the handling, packaging, transportation, treatment, storage or disposal of Hazardous Material whether or not relating to or concerning the business (as operated at the Real Property or at any other facility where the business is or has been conducted) or when transported off-site from the Real Property or at any other facility where the business is or has been conducted.

                  (e) No liens have been imposed on the Real Property by any governmental agency at the federal, state or local level in connection with the presence on or off the Real Property of any Hazardous Material.

                  (f) All oil burners, incinerators and other fuel burning devices utilized in ATI's business comply with all applicable federal, state and local air pollution control laws, rules and regulations, if any.

                  (g) Except as otherwise disclosed herein, ATI has and has had all permits, licenses, registrations and authorizations relating to or required by all applicable Governmental Requirements in connection with any activities or operations in connection with its business and the Real Property and for any past or ongoing alterations or improvements at the Real Property, and all of the terms and conditions thereof are being complied with in all respects.

                  (h) For the purposes of this Agreement, including this Section 3.18, the following words and phrases shall have the following meanings:

                  "Hazardous Material" shall mean and include any and all materials or substances defined or described in any federal, state, or local law, statute, regulation, ordinance, order, by-law, code, requirement, or directive, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601, et seq., as amended ("CERCLA")(and its implementing regulations), the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901, et seq., as amended ("RCRA")(and its implementing regulations), as posing potential risk to persons, property, public health, safety, or welfare or the environment or as toxic or hazardous, including without limitation, any and all pollutants, contaminants, chemicals, toxics, wastes, lead paint, urea formaldehyde, polychlorinated
biphenyls,  asbestos,  radioactive  materials,  explosives,   carcinogens,  oil,
petroleum, petroleum products and any and all other wastes, materials, and substances which could lead to any liability, costs, damages, and or penalties under any Governmental Requirement (as that term is defined below).

                  "Governmental Requirement" shall mean any environmental, health and safety-related law, statute, regulation, rule, ordinance, by-law, license or permit, at the federal, state, or local level, and any judicial or administrative or regulatory decree, judgment or order, existing as of the date hereof or previously enforced.

         3.19 GOVERNMENTAL AND REGULATORY CONSENTS. All consents, authorizations and approvals of any court, governmental bodies, agencies or instrumentalities thereof and regulatory authorities, and any arbitrator or any other person that are necessary in connection with the consummation of the transactions contemplated by this Agreement have been obtained by ATI and BI.

         3.20     MATERIAL CONTRACTS; NO DEFAULTS.

                  (a) Schedule 3.20(a) hereto contains a true and complete list and description of each individual outstanding sales order and sales contract of ATI having an indicated gross value in excess of $50,000. ATI has no "requirements" contracts with any customer. All outstanding sales orders and sales contracts of ATI have been entered into in the usual and ordinary course of business of ATI. Except as described in Schedule 3.20(a), ATI has received no advance, progress payment or deposit in respect of any sales order or sales contract.

                  (b) Schedule 3.20(b) hereto contains a true and complete list and description of all outstanding purchase orders and purchase commitments of ATI having a gross indicated value in excess of $50,000 in the aggregate from any single supplier or other vendor. ATI has no "requirements" contracts with any supplier. All outstanding purchase orders and purchase commitments of ATI have been incurred in the usual and ordinary course of business of ATI, and no purchase order or purchase commitment of ATI is in excess of the normal, ordinary and usual requirements of the business of ATI or at an excessive price..

                  (c) Schedule 3.20(c) hereto contains a true and complete list of all sales agency, sales representative, distributor, wholesaler, dealer and similar contracts or agreements of ATI, and true and complete copies of the same have been delivered to Buyer heretofore. Except as described in Schedule 3.20(c), all of such contracts and agreements are terminable at any time by ATI without penalty (including, without limitation, any obligation to repurchase inventories on hand) upon not more than 30 days' notice.

                  (d) Schedule 3.20(d) hereto contains a true and complete list and description of all non-competition agreements and covenants under which any of ATI or its present or former officers, directors or key employees, is obligated, and true and complete copies of the same have been delivered to Buyer heretofore. Except as described in Schedule 3.20(d), ATI is not restricted by any agreement from carrying on its business or engaging in any other activity anywhere in the world, and to the best knowledge of BI, no officer, director or key employee of ATI is a party to or otherwise bound or affected by any agreement, covenant or other arrangement or understanding that would restrict or impair his ability to perform diligently his or her duties to ATI. Schedule 3.20(d) also contains a true and complete list and description of all non-competition agreements or covenants in favor of ATI which are known to BI, and true and complete copies of the same have been delivered to or made available to Buyer heretofore.

                  (e) Schedule 3.20(e) hereto contains a true and complete list and description of all contracts, agreements, understandings, arrangements and commitments, written or oral, of ATI with any officer, director, consultant, key employee or "Affiliate" (as that term hereinafter is defined) of ATI or with any affiliate, or key employee of any affiliate of ATI. A true and complete copy of each such written contract, agreement, understanding, arrangement or commitment or a true and complete summary of such oral contract, agreement, understanding, arrangement or commitment has been delivered to Buyer heretofore. As used in this Agreement, the term "Affiliate" or "affiliate" (i) when applied to an entity, shall include any person or entity which owns at least 50% of, either directly or indirectly, or is 50% or more owned by, either directly or indirectly, such entity and (ii) when applied to a person shall include members of such person's immediate family and entities at least 10% owned , either directly or indirectly by such person or a member of his immediate family.

                  (f) Schedule 3.20(f) hereto contains a true and complete list and description of all other material contracts, agreements, understandings, arrangements and commitments, written or oral, of ATI by which it or its properties, rights or assets are bound that are not otherwise disclosed in this Agreement or the Schedules hereto. True and complete copies of such written contracts, agreements, understandings, arrangements and commitments and true and complete summaries of such oral contracts, agreements, understandings, arrangements and commitments have been delivered to Buyer heretofore. For the purposes of this Section 3.20(f), "material" means any contract, agreement, understanding, arrangement or commitment that (i) involves performance by any party for in excess of ninety (90) days from the Closing Date (ii) involves payments or receipts by

ATI as to one party in excess of $5,000 or (iii) otherwise materially affects the condition (financial or other), properties, business prospects or operations of ATI.

                  (g) Except as described in Schedule 3.20(g) hereto, no event or condition has become known to ATI or BI or is alleged to have occurred that constitutes or, with notice or the passage of time, or both, would constitute a default or a basis of force majeure or other claim of excusable delay or nonperformance by ATI or any other person under any contract, agreement, arrangement, commitment or other understanding, written or oral, described above in this Section 3.20, or described or otherwise disclosed pursuant to this Agreement, the delay or nonperformance of which may have a material adverse effect on the business or financial condition, properties, business prospects or operations of ATI. Except as set forth on Schedule 3.20(g), no person with whom ATI has such a contract, agreement, arrangement, commitment or other understanding is in default thereunder or has failed to perform fully thereunder by reason of force majeure or other claim of excusable delay or nonperformance thereunder, the delay or nonperformance of which, or a default under which, has had or may have a material adverse effect on the business or financial condition, properties, profitability, business prospects or operations of ATI.

         3.21     ABSENCE OF CERTAIN CHANGES.

                  (a) Since September 28, 1996, except as disclosed in Schedule 3.21(a) hereto, ATI has not: (1) incurred any debts, obligations or liabilities (absolute, accrued, contingent or otherwise), other than current liabilities incurred in the usual and ordinary course of business; (2) subjected to or permitted a Lien (other than a Permitted Lien) upon or otherwise encumbered any of its assets, tangible or intangible; (3) sold, transferred, licensed or leased any of its assets or properties except in the usual and ordinary course of business or made any distribution of any kind (and whether in cash or in kind) to BI or DeWalt; (4) paid any obligation or liability other than, current liabilities shown on the 9/28/96 Balance Sheet and current liabilities incurred since September 28, 1996, in each case in the usual and ordinary course of business, (5) made any cash or non-cash distribution in respect of its capital stock or in payment of any intercorporate advance or other amount included in the BI Assumed Liabilities, or made any other cash payment except in the ordinary course of business.

                  (b) Since September 28, 1996, except as disclosed in Schedule 3.21(b), ATI has not (1) canceled or compromised any debt owed to or by or claim of or against it, or waived or released, in each case, any right other than in the usual and ordinary course of business; (2) suffered any physical damage, destruction or loss (whether or not covered by insurance) adversely affecting its business or financial condition, profitability, properties, business prospects or operations; (3) entered into any transaction or otherwise committed or obligated itself to any capital expenditure for an amount in excess of $5,000 other than in the usual and ordinary course of business; (4) suffered or experienced any adverse change in, or event or condition adversely affecting, its condition (financial or other), properties, assets, liabilities, business, operations, results of operations or business prospects other than changes, events or conditions in the usual and ordinary course of business that are not, individually or in the aggregate, materially adverse to it; (5) made any change in the accounting principles, methods, records or practices followed by it or depreciation or amortization policies or rates theretofore adopted; except to the extent necessary to fulfill the requirements of Section 5.1(g) hereto, (6) other than in the usual and ordinary course of business made or suffered any amendment or termination of any material contract, agreement, lease or license to which it is a party; (7) paid, or made any accrual or arrangement for payment of, any severance or termination pay to, or entered into any employment or loan or loan guarantee agreement with, any current or former officer, director or employee or consultant; (8) paid, or made any accrual or arrangement for payment of, any increase in compensation, bonuses or special compensation of any kind to any employee other than pursuant to an agreement disclosed herein or other than in the usual and ordinary course of business (which do not include any new commission arrangements for sales employees), or paid, or made any accrual or arrangement for payment of, any increase in compensation, bonuses or special compensation of any kind to any officer or director of ATI or any consultant to ATI; (9) made or agreed to make any charitable contributions or incurred any non-business expenses; (10) changed or suffered change in any benefit plan or labor agreement affecting any employee otherwise than to conform to legal requirements; or (11) entered into any agreement or otherwise obligated itself to do any of the foregoing.

         3.22     AFFILIATIONS.

                  (a) Except as otherwise disclosed in this Agreement or the Schedules hereto, one of BI, or any officer, director or key employee of ATI or any Affiliate of ATI or any of such persons has, directly or indirectly, (i) an interest in any corporation, partnership or other entity or person that (A) furnishes or sells, or proposes to furnish or sell, services or products that are furnished or sold by ATI or (B) purchases from or sells or furnishes, or proposes to purchase from or sell or furnish, to ATI any goods or services or
(ii) a beneficial interest in any contract or agreement to which ATI is a party or by which ATI or any assets of ATI are bound.

                  (b) Except as otherwise disclosed in this Agreement or the Schedules hereto, no business was transacted between ATI and its Affiliates, during any of the three (3) fiscal years of ATI immediately preceding October 1, 1996.

         3.23     PRINCIPAL CUSTOMERS AND SUPPLIERS.

                  (a) Except as disclosed on Schedule 3.23(a) hereto, no customer who has purchased in excess of $50,000 of ATI's sales of goods or services during the fiscal year ended September 28, 1996 has terminated its relationship with or adversely curtailed its purchases from ATI or, to BI's knowledge, indicated (for any reason) its intention so to terminate its relationship or curtail its purchases.

                  (b) Since September 28, 1995, no supplier from whom ATI has purchased in excess of $50,000 of goods or services during the fiscal year ended September 28, 1996 has terminated its relationship with or adversely curtailed its sales or services to ATI or, to BI's knowledge, indicated (for any reason) its intention to terminate such relationship or curtail its sales or services.

         3.24 PRODUCT  WARRANTIES AND WARRANTY RIGHTS. (a) Set forth in Schedule
3.24 (a) is the text of ATI's standard product certification relating to products sold by ATI. With the exception of such certificates, ATI has not made any express, or to BI's knowledge, oral product warranties.

                  (b) Except as set forth on Schedule 3.24(a), BI has no knowledge of any unresolved warranty claims against any vendor relating to ATI's assets.

         3.25 PRODUCT LIABILITY. There have been no claims made or, to the best of BI's knowledge, threatened with respect to any product liability (other than to the extent covered by the product warranties described in Section 3.24 hereof) of ATI relating to its products. Neither ATI nor its suppliers has made or been required to make any recall of any product or component thereof sold by ATI nor has any such recall been considered by ATI, or to BI's knowledge by ATI's suppliers, but rejected, nor is any such recall now being contemplated by ATI

         3.26 NO ACTION. ATI has not filed, or had filed against it, a petition in bankruptcy or a petition to take advantage of any other insolvency act; admitted in writing its inability to pay its debts generally; made an assignment for the benefit of creditors; consented to the appointment of a receiver for itself or any substantial part of its property; or generally committed any act of insolvency (including the failure to pay obligations as they become due) or bankruptcy.

         3.27 DISCLOSURE. No representation or warranty of BI in this Agreement and no information contained in any Schedule or other writing delivered pursuant to this Agreement or at the Closing contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to make the statements herein or therein not misleading. To the best knowledge of BI, there is no material fact that BI has not disclosed to Buyer in writing that adversely affects, nor insofar as BI can now foresee, will adversely affect, the financial condition or results of operations of ATI as such will exist on the Closing Date or the ability of BI to perform fully this Agreement.

         For purposes of this Article III, BI's knowledge shall mean the actual knowledge of (a) the executive officers of BI and Melvin Hutstedler and (b) the actual knowledge of the executive officers and directors of ATI and Joseph Sabatini.

         For purposes of this Article III and Article IV below, a disclosure made for any purpose in this Agreement shall be deemed made for all purposes to the extent such disclosure references with particularity the fact or exception applicable.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer hereby represents and warrants to BI that:

         4.1 ORGANIZATION AND GOOD STANDING. Buyer has been duly organized and is existing as a corporation in good standing under the laws of the State of Maine with full power and authority (corporate and other) to own or lease its properties and to conduct its business as currently conducted.

         4.2 SUBSIDIARIES, ETC. Except as disclosed on Schedule 4.2(a) hereto, Buyer does not own or control, or have any other equity investment in, directly or indirectly, any corporation, joint venture, partnership, association or other entity.

         4.3 EXECUTION AND DELIVERY. All consents, approvals, authorizations and orders necessary for the execution, delivery and performance by Buyer of this Agreement will be obtained by Closing and Buyer will have, as of the Closing, full right, power, authority and capacity to enter into and perform fully under this Agreement. This Agreement has been duly executed and delivered by Buyer and constitutes a legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms, except that enforceability hereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by principles of equity regarding the availability of remedies.. Buyer has corporate power under its Restated Certificate of Incorporation and By-laws, as amended to date, and under the laws of the State of Maine and other applicable laws to execute, deliver and perform this Agreement. No stockholder approval is necessary for the consummation of the transactions contemplated hereby by Buyer.

         4.4 NO CONFLICTS. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are not prohibited by and will not violate any provision of the Restated Certificate of Incorporation or By-laws, as amended to date, of Buyer, and will not conflict with or result in a breach or violation of any term or provision of, or (with or without notice or passage of time, or both) constitute a default under, or otherwise give any person a basis for nonperformance under, any agreement, indenture, mortgage, deed of trust, trust (constructive and other), loan or credit agreement, lease, license, option or other agreement or instrument to which Buyer is a party or by which it is bound, or violate the provisions of any statute, or any order, rule or regulation of any governmental body or agency or instrumentality thereof, or any order, writ, injunction or decree of any court, governmental body or agency or instrumentality thereof, or any order, writ, injunction or decree of any court, governmental body or agency or instrumentality thereof, or any arbitrator having jurisdiction over Buyer or its property.

         4.5 CAPITALIZATION. The authorized capital stock of Buyer consists solely of 100,000 shares of common stock without par value which will be changed to 15,000,000 shares with $.0001 par value in connection with the initial public offering of Buyer's common stock (the "IPO"), 3,657 shares of Series AA Preferred Stock, 33,167 shares of Series BB Preferred Stock, 18,000 shares of Series C Preferred Stock and 16,000 shares of Series D Preferred Stock and 1,000,000 shares of "blank check" preferred stock to be authorized in connection with the IPO (the "Buyer Capital Stock"). All outstanding shares and holders of shares of Buyer Capital Stock are listed on Schedule 4.5(a) hereto and have been duly authorized and validly issued and are outstanding, fully paid and nonassessable. All existing subscriptions, options, warrants, rights (contingent or otherwise), call or commitments of any character relating to Buyer Capital Stock are described on Schedule 4.5(b) hereto, and other than as set forth on
Schedule 4.5(b), there are no outstanding securities or other instruments convertible into or exchangeable for shares of Buyer Capital Stock and no commitments to issue such securities or instruments. All outstanding Buyer Capital Stock has been offered, issued and sold in material compliance with all applicable law.

         4.6      FINANCIAL STATEMENTS, BOOKS AND RECORDS.

                  (a) Schedule 4.6 hereto  contains true and complete  copies of
(i) the unaudited balance sheet of Buyer as of September 30, 1996 and statements of income, stockholders' deficit and cash flow for the nine month period then ended (the "Buyer Unaudited Financial Statements"), and (ii) the audited balance sheets of Buyer as of December 31, 1993, 1994 and 1995 and the related statements of income, stockholders' deficit and cash flow for the fiscal years then ended, together with the report thereon of Coopers & Lybrand LLP and KPMG Peat Marwick LLP, as applicable, independent certified public accountants (the "Buyer Audited Financial Statements").

                  (b) The Buyer Unaudited Financial Statements and Buyer Audited Financial Statements present fairly, in each case, the financial condition of Buyer as of the dates indicated therein and the results of operations and changes in financial position of Buyer for the periods specified therein
(subject to year-end audit adjustments in the case of the Buyer Unaudited Financial Statements, that will consist only of normal recurring adjustments), and the Buyer Unaudited Financial Statements and Buyer Audited Financial Statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods covered thereby. The Buyer Unaudited Financial Statements and Buyer Audited Financial Statements reflect only actual, bona fide transactions consistent with the accounting records of Buyer. The Buyer Audited Financial Statements and Buyer Unaudited Financial Statements are true and correct in all material respects.

                  (c) The minute books of Buyer, all of which have been previously made available to BI and its representatives, contain materially accurate records of all meetings of and corporate actions or written consents by the shareholders and Board of Directors (and any committee thereof, to the extent written minutes are maintained) of Buyer.

         4.7 INVESTMENT INTENT. Buyer is acquiring the Shares for investment purposes only, for its own account and not as a nominee or agent for any other person, and not with a view to or for resale in connection with any distribution thereof.

         4.8 GOVERNMENTAL AND REGULATORY CONSENTS. All consents, authorizations and approvals of any court, governmental bodies, agencies or instrumentalities thereof and regulatory authorities, and any arbitrator or any other person that are necessary in connection with the consummation of the transactions contemplated by this Agreement have been obtained by Buyer.

         4.9      ABSENCE OF CERTAIN CHANGES.

                  (a) Since September 30, 1996, except as disclosed in Schedule 4.9(a) hereto, Buyer has not: (1) incurred any debts, obligations or liabilities (absolute, accrued, contingent or otherwise), other than current liabilities incurred in the usual and ordinary course of business; or (2) sold, transferred, licensed or leased any of its assets or properties except in the usual and ordinary course of business or made any distribution of any kind (and whether in cash or in kind) to its stockholders.

                  (b) Since September 30, 1996, except as disclosed in Schedule 4.9(b) or the Buyer Unaudited Financial Statements, Buyer has not (1) canceled or compromised any debt owed to or by or claim of or against it, or waived or released, in each case, any right other than in the usual and ordinary course of business; (2) suffered any physical damage, destruction or loss (whether or not covered by insurance) adversely affecting its business or financial condition, properties, business prospects or operations; (3) entered into any material transaction or otherwise committed or obligated itself to any capital expenditure for an amount in excess of $5,000 other than in the usual and ordinary course of business; (4) suffered or experienced any adverse change in, or event or condition adversely affecting, its condition (financial or other), properties, assets, liabilities, business, operations, results of operations or business prospects other than changes, events or conditions in the usual and ordinary course of business that are not, individually or in the aggregate, materially adverse to it; (5) made any change in the accounting principles, methods, records or practices followed by it or depreciation or amortization policies or rates theretofore adopted ; or (6) entered into any agreement or otherwise obligated itself to do any of the foregoing.

         4.10 NO ACTION. Buyer has not filed, or had filed against it, a petition in bankruptcy or a petition to take advantage of any other insolvency act; admitted in writing its inability to pay its debts generally; made an assignment for the benefit of creditors; consented to the appointment of a receiver for itself or any substantial part of its property; or generally committed any act of insolvency (including the failure to pay obligations as they become due) or bankruptcy.

         4.11 DISCLOSURE. No representation or warranty of Buyer in this Agreement and no information contained in any Schedule or other writing delivered pursuant to this Agreement or at the Closing contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to make the statements herein or therein not misleading. To the best knowledge of Buyer there is no fact that Buyer has not disclosed to Sellers in writing that adversely affects, nor insofar as Buyer can now foresee, will adversely affect, the financial condition or results of operations of Buyer as such will exist on the Closing Date or the ability of Buyer to perform fully this Agreement.

         For purposes of this Article IV, Buyer's knowledge shall mean the actual knowledge of the executive officers and directors of Buyer.


                                    ARTICLE V

                              COVENANTS OF SELLERS

         5.1 PRE-CLOSING MATTERS. During the period commencing on the date hereof and continuing through the Closing Date, BI agrees (except as expressly contemplated by this Agreement or to the extent that Buyer shall otherwise consent in writing) that:

                  (a) ACCESS. BI shall, and shall cause ATI to, afford Buyer and its accountants, counsel, underwriters, lenders and Buyer's other representatives reasonable access during normal business hours during the period prior to and on the Closing Date to the properties, books, records, officers, directors and employees of ATI and, during such period, shall furnish promptly to Buyer, without request, a copy of each report, notice and other document filed or received by, relative to, or on behalf of, ATI from any governmental bodies, agencies or instrumentalities thereof and regulatory authorities during such period and, upon request, all other information pertaining to the business, properties, operations and personnel of ATI.

                  (b) PERMITS. BI shall cause ATI to maintain in good standing and to continue to comply with all Permits.

                  (c) INSURANCE. BI shall cause ATI to maintain in force each insurance policy or bond and self insurance arrangement described in Schedule 3.10(b) hereto or to obtain and maintain insurance having the same risk of loss and coverage, dollar limitations of coverage, deductible features and principal exclusions contained in those policies, bonds or arrangements that, through no action by ATI or by BI, are canceled or otherwise become unrenewable prior to the Closing.

                  (d) TAX ASSESSMENTS AND AUDITS. BI shall cause ATI to furnish promptly to Buyer a copy of all notices of proposed assessment or similar notices or reports that are received from any taxing authority and which relate to the operations of ATI for periods ending on or prior to the Closing Date. BI shall cause ATI to inform

Buyer promptly, and permit the participation in and control by Buyer, of any investigation, audit or other proceeding by or with any applicable taxing authority in connection with any tax and shall cause ATI not to consent to any settlement or final determination in any proceeding without the prior written consent of Buyer.

                  (e) SUPPLEMENTS TO SCHEDULES. BI shall deliver to Buyer prior to the Closing a written statement disclosing any untrue statement of a material fact in this Agreement or any Schedule hereto (or supplement thereto) or any omission to state any material fact required to make the statements herein or therein contained complete and not misleading, promptly upon the discovery of such untrue statement or omission, accompanied by a written supplement to any Schedule to this Agreement that may be affected thereby; provided, however, that the disclosure of such untrue statement or omission shall not prevent Buyer from terminating this Agreement pursuant to Section 9.1(c) hereof at any time at or prior to the Closing in respect of any original untrue or misleading statement.

                  (f) BEST EFFORTS. Sellers will not take any action or suffer to take any action that would cause any of the representations and warranties of Sellers in this Agreement to be untrue, incorrect, incomplete or misleading. BI and DeWalt shall, and BI shall cause ATI to, use its best efforts to bring about the satisfaction of the conditions precedent to Closing set forth in Article VIII of this Agreement and the consummation of the transactions contemplated hereby (to the extent such matters are reasonably within their control).

                  (g) AUDIT OF FINANCIAL STATEMENTS. BI shall retain Ernst & Young LLP to audit ATI's financial statements (the "ATI Audited Financial Statements") with respect to its fiscal years ended October 1, 1994, September 30, 1995 and September 28, 1996, such audit to satisfy the requirements of a Registration Statement on Form S-1 pursuant to the regulations promulgated under the Securities Act of 1933 as amended (the "Act") and to provide the Underwriter(s) of the Buyer's initial public offering with a customary "comfort letter", (BI shall use its reasonable commercial efforts to obtain same at a cost not to exceed $60,000), such audit to be completed as soon as reasonably practicable(the "comfort letter" may be required after the Closing Date). The Audited Financial Statements shall be delivered to Buyer promptly following BI's receipt of Ernst & Young LLP's audit report in respect of same. Ernst & Young's fees in respect of the foregoing shall be split equally between BI and Buyer.

                  (h) EXCLUSIVE DEALING. During the period from the date of this Agreement to the Closing Date, BI shall not take, and shall cause ATI to refrain from taking, any action, directly or indirectly, to encourage, initiate or engage in discussions or negotiations with, or provide any information to, any corporation, partnership, person, or other entity or group, other than Buyer, concerning any purchase of the shares or any merger, sale of assets or similar transaction involving ATI.

                  (i) RESIGNATIONS. BI shall obtain the resignations of all officers and directors of Buyer, except that DeWalt shall only resign as Chief Executive Officer and not as President or as a director, such resignations to be delivered to Buyer at and effective as of the Closing.

                  (j) CONFIDENTIALITY. BI and Buyer acknowledge that the terms of the mutual confidentiality letter agreement entered into on May 11, 1992 (the "Confidentiality Letter") will remain in effect and that information obtained by either party pursuant to this Agreement will be subject to the Confidentiality Letter, and we further expressly agree that the existence of this agreement and any of the substantive terms hereof shall be deemed for purposes of the Confidentiality Letter to be "Material" of the other party hereto.

                       DeWalt hereby agrees that the Material (as defined below) will be used solely for the purpose of evaluating the transaction among BI, DeWalt and Buyer and that such Material will be kept confidential by him and his representatives; provided, however, that (1) any of the Material may be disclosed to DeWalt's representatives who need to know the information contained therein for the purpose described above (it being understood that (a) such representatives shall be informed by DeWalt of the confidential nature of such information and DeWalt shall cause such representatives to treat such information confidentially; (b) DeWalt shall maintain a list of those to whom such information has been disclosed, which list shall be presented to the Buyer upon request; and (c) in any event DeWalt shall be responsible for any breach of this Agreement by any of his representatives), and (2) any disclosure or other use of the Material may be made to which Buyer consents in advance in writing or which is permitted by this Agreement.

                       Without the prior written consent of Buyer, DeWalt will not, and will direct his representatives not to, disclose to any person the fact that the Material has been made available to DeWalt or that DeWalt has inspected any portion of the Material, the fact that discussions or negotiations are taking place concerning a possible transaction as described above or any fact with respect to these discussions, including the status thereof, except that DeWalt may make such disclosure (after making reasonable efforts to both avoid such disclosure and advise the Buyer of the DeWalt's intentions to do so) which DeWalt's counsel advises must be made under the securities laws.

                       In the event that DeWalt or any of his representatives is requested or required (by oral question or interrogatories, subpoena, civil investigative demand or similar process) to disclose any Material, it is agreed that DeWalt will provide Buyer with prompt notice of any request or requirement so that the Buyer may seek an appropriate protective order, and/or waive DeWalt's compliance with the provisions of this Agreement. It is further agreed that, if in the absence of a protective order or the receipt of a waiver hereunder, DeWalt will provide Buyer with prompt notice of any request or requirement so that the Buyer may seek an appropriate protective order, and/or waive DeWalt's compliance with the provisions of this Agreement. It is further agreed that, if in the absence of a protective order or the receipt of a waiver hereunder, DeWalt's or any of his representatives is nonetheless, in the reasonable written opinion of DeWalt's counsel, compelled to disclose information concerning Buyer to any tribunal or else stand liable for contempt, DeWalt or such representative may disclose such information to the tribunal; provided that DeWalt shall use his best efforts to obtain, at the request of Buyer, an order or other reasonable assurance that confidential treatment will be accorded to such portion of the information required to be disclosed as the Buyer designates. DeWalt or such representative shall not be liable for the disclosure to such tribunal unless such disclosure was caused or resulted from a previous disclosure by DeWalt or any of his representatives not permitted hereunder.

                       DeWalt agrees that he will have no discussion, correspondence or other contact with the Buyer concerning Buyer or any transaction with or concerning Buyer except with the management of Buyer and its designated representatives or as otherwise contemplated by this Agreement. DeWalt further acknowledges and agrees that Buyer reserves the right, in its sole an absolute discretion, to reject any or all proposals and to terminate discussions and negotiations with, or directly or indirectly involving, DeWalt at any time.

                       DeWalt will promptly upon the request of the Buyer deliver to the Buyer all documents furnished by the Buyer all documents furnished by the Buyer or its agents to DeWalt or his representatives constituting Material, without retaining any copy thereof. In the event of such request, all other documents constituting Material will be destroyed or, if not possible, held by DeWalt subject to this Agreement. Notwithstanding the return or destruction of any material, DeWalt will continue to be bound by his obligations of confidentiality and other obligations hereunder.

                       It is understood and agreed that any money damages would not be a sufficient remedy for any breach of this Section 5(j) and that Buyer shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach, and DeWalt further agrees to waive any requirement for the security or posting of any bond in connection with such remedy. Such remedy shall not be deemed to be the exclusive remedy for breach of this Agreement but shall be in addition to all other remedies available at law or equity to Buyer.

                       For purposes of this Section 5(j), "Material" shall mean any such information concerning Buyer which is furnished to the representatives of DeWalt by or on behalf of Buyer, whether furnished before or after the date of this Agreement, together with analyses, compilations, studies or other documents or records prepared by DeWalt or directors, officers, employees, advisers or representatives (collectively, "representatives") of DeWalt, which documents or records contain or otherwise reflect or are generated from such information.

                       The term  "Material" does not include  information  which
(i) was or becomes generally available to the public other than as a result of a disclosure by the DeWalt or its representatives, (ii) was or becomes available to DeWalt on a nonconfidential basis from a source other than the Buyer or its representatives, provided that such source is not bound by a confidentiality agreement with Buyer or otherwise prohibited from transmitting the information to DeWalt by a contractual, legal or fiduciary obligation, or (iii) was within DeWalt's possession prior to its being furnished to DeWalt by or on behalf of Buyer, provided that the source of such information was not bound by a confidentiality agreement with the Buyer or otherwise prohibited from transmitting the information to DeWalt by a contractual, legal or fiduciary obligation. The term "person" as used in this Agreement shall be broadly interpreted to include without limitation any corporation, company, partnership or individual.

         5.2 POST CLOSING MATTERS. In consideration of the payment of the purchase price and other consideration received by BI and DeWalt hereunder, BI and DeWalt, as specified below agree as follows:

                  (a) For a period of five years following the Closing Date BI agrees it will not directly or indirectly (including through existing or future affiliates) compete with Buyer in the business conducted by ATI as of the date hereof or within the two years prior to the Closing Date including, but not limited to, by way of ownership, management, operation or control of any competitor; provided, however, that this covenant does not apply to the ownership by BI or any of its affiliates of equity in any company, which ownership of equity is an equity investment in a public company not to exceed five percent of the total equity investment in such company.

                  (b) BI agrees that at no time after the date hereof will BI or any of its Affiliates disclose or communicate to any person or entity, in any form or manner, directly or indirectly, any Confidential Information. "Confidential Information" shall mean information, including, but not limited to sales, customers, suppliers, distributors, advertisers, pricing or financial information with respect to ATI's business as of the date hereof or as conducted by it within two years prior to the Closing Date. BI hereby stipulates that Confidential Information is important and material, represents trade secrets and substantially affects the conduct of ATI's business and its goodwill and that any breach of this Section shall constitute a material breach of this Agreement.

                  (c) Should  any  portion  of the  covenants  set forth in this
Section 5.2 be unenforceable because of the scope thereof or the period covered thereby, or otherwise, such covenants shall be deemed to be reduced and limited to enable them to be enforced to the extent permissible under the laws and public policies applied in the jurisdiction in which enforcement is sought.

                  (d) BI and Buyer further acknowledge and agree that it will be difficult to compute the amount of damage or loss to Buyer if BI violates its agreements under this Section 5.2, that Buyer will be without an adequate legal remedy if BI violates the provisions of this Section 5.2 and that any such violation will cause substantial irreparable injury and damage to Buyer. Therefore, BI and Buyer agree that in the event of any violation by BI of this
Section 5.2, Buyer shall be entitled to specific performance, injunctive, or other equitable relief, of either a preliminary or permanent type-, and Buyer shall be entitled to any other available rights or remedies at law or in equity which may be exercised concurrently with the rights granted hereunder.

                  (e) In the event that ATI does not collect an amount relative to accounts receivable (or any portion thereof) included in the 9/28/96 Balance Sheet which exceeds the amount of reserve for bad debts stated on the 9/28/96 Balance Sheet, together with any discounts, returns or allowances granted by ATI to account debtors subsequent to the Closing Date, on or before that date which is six months after the Closing Date ("Delinquent Receivables"), BI hereby agrees that it shall, within 3 business days following notice thereof by Buyer to BI, remit to Buyer in cash the full amount (net of the reserve and discounts, returns or allowances as aforesaid) of the uncollected portion of such Delinquent Receivables as are described in the notice. Concurrently with such payment, Buyer shall transfer title to such Delinquent Receivables to BI. Buyer may only submit a notice regarding Delinquent Receivables on one occasion and prior to sending the notice referred to above, ATI shall use reasonable commercial efforts consistent with its past practice to collect such accounts receivable.

                  (f) BI agrees that it shall, from time to time, including at the Closing, execute and deliver a subordination agreement in favor of Buyer's senior lenders (the "Senior Lenders"), subject to the agreements of Buyer set forth in Section 6.4 below, and provided however, that in no event shall BI be required to subordinate to debt aggregating more than $7,500,000 plus the amount of any principal repayments made on the Note. All such financing to which BI shall subordinate is hereinafter referred to as the "Senior Financing".

                  (g) BI will agree to and execute and deliver to the Buyer's underwriters a "lock-up" with respect to any shares of Buyer Common Stock issued to it pursuant to the terms of the Note, and DeWalt will agree to and execute and deliver to the Buyer's underwriters a "lock-up" with respect to shares of Buyer Common Stock issued to it, both upon terms consistent with the holders of Buyer's currently outstanding preferred stock in connection with an IPO.

                  (h) BI will pay the BI Assumed Liabilities.


                                   ARTICLE VI

                               COVENANTS OF BUYER

         During the period commencing on the date hereof and continuing through the Closing Date, (except as to 6.4 below, which agreement extends after the Closing Date) Buyer agrees (except as expressly contemplated by this Agreement or to the extent that BI shall otherwise consent in writing) that:

         6.1 BEST EFFORTS. Buyer shall use its best efforts to bring about the satisfaction of the conditions precedent to Closing set forth in Section 8.1 of this Agreement and the consummation of the transactions contemplated hereby.

         6.2 ACCESS. Buyer shall afford BI and DeWalt and their respective accountants, counsel, lenders (and their counsel) and other representatives reasonable access during normal business hours during the period prior to and on the Closing Date to the properties, books, records, officers, directors and employees of Buyer and, during such period, shall furnish promptly to BI and DeWalt, without request, a copy of each report, notice and other document filed or received by, or on behalf of, Buyer from any governmental bodies, agencies or instrumentalities thereof and regulatory authorities during such period and, upon request, all other information pertaining to the business, properties, operations and personnel of Buyer.

         After the Closing Date, Buyer shall provide BI and its representatives and agents (including counsel and accountants) with full access upon reasonable notice during normal business hours to all of the books and records and other documents and data of ATI relating to the business, operations, personnel and financial condition of ATI prior to Closing by BI (the "Buyer Records"). Buyer shall retain such books and records for the later of the end of the normal document retention period of Buyer or the fifth anniversary of the Closing Date (the "Records Retention Period"). After the end of the Records Retention Period, Buyer may after 60 days prior notice to BI destroy any of the Buyer Records which BI does not request during such 60-day period that Buyer return to BI. BI shall bear the reasonable expense for the production and delivery of copies of any of the Buyer Records. Buyer shall use reasonable efforts to cause any of the employees of Buyer or ATI who were previously employed by ATI to meet with BI and its representatives and agents (including counsel and accountants) at such times and places (at the expense of BI) as BI may reasonably request in order to provide BI with information concerning the business, operations, personnel and financial condition of ATI prior to Closing.

         6.3 NON-SOLICITATION. Buyer will not either directly or indirectly, for a two-year period, for itself or for any other party, without the prior written consent of BI, induce or attempt to persuade any employee of BI or any of its subsidiaries, including ATI, with whom Buyer may come into contact with or become aware of (whether through its discussions regarding a transaction, its due diligence reviews or its negotiation, execution or delivery of a definitive agreement or otherwise) to terminate his or her employment or relationship with BI or any of its subsidiaries, including ATI. The foregoing provisions of this
Section 6.3 notwithstanding, such provisions shall not apply to employees of ATI in the event the transaction contemplated by this Agreement is consummated.

         6.4 SENIOR FINANCING. Buyer shall use its best efforts to secure Senior Financing on a commercially reasonable basis which contains financial covenants that contemplate the payments to BI described in this Agreement. Buyer shall not enter into a Senior Financing arrangement which either specifically restricts or prohibits the repayment of the Note or generally restricts the repayment of any class of debt which includes the debt evidenced by the Note (except in the event of a default under such Senior Financing arrangements, whether or not such default has ripened into an "event of default"). The foregoing notwithstanding, it is understood that any payment due under the Note may be prohibited by requirements that Buyer comply with financial tests determined by such Senior Financing arrangements. Buyer shall not permit its assets to be encumbered, other than by the Senior Debt (other than liens relative to capitalized leases existing as of September 30, 1996 or relative to assets acquired after September 30, 1996 or purchase money liens on assets acquired after September 30, 1996).

         6.5 INCONSISTENT ACTION; CAUSE CONDITIONS TO BE SATISFIED. Buyer will not take any action or suffer to take any action that would cause any of the representations and warranties of Buyer in this Agreement to be untrue, incorrect, incomplete or misleading. Buyer will use its best efforts to bring about the satisfaction of the conditions precedent to the Closing set forth in
Article VIII of this Agreement and the consummation of the transactions contemplated hereby (to the extent such matters are reasonably within its control).

         6.6  ADJUSTMENT  FOR TAXES  PAID ON  OCTOBER  1996  INCOME.  Buyer will reimburse BI for income taxes incurred by BI with respect to the operating income of ATI for the period beginning September 29, 1996, and ending on the date immediately preceding the Closing Date (the "Stub Period"), such reimbursement to be made in the following manner: BI shall submit to Buyer an accounting of the cumulative difference between tax and book income for the 1996 fiscal year (the "Adjustment"). Within thirty (30) days of its receipt and approval of a statement of the Adjustment from BI, Buyer shall prepare an operating income/loss statement setting forth the net operating income (or loss) of ATI for the Stub Period, reduced by one-twelfth (1/12) of the Adjustment (the "Adjusted Stub Period Income"). There shall be applied against the Adjusted Stub Period Income an effective tax rate of thirty-five percent (35%), and the parties agree that the product thereof (the "Stub Period Tax Liability") shall be deemed to cover BI's federal, state and local income tax liability for ATI's operating income in the Stub Period. Buyer shall pay to BI an amount equal to the Stub Period Tax Liability no later than five days prior to the due date of BI's first required tax payment for its 1997 fiscal year.

                                   ARTICLE VII

                                CONDUCT OF ATI'S
               BUSINESS PENDING CLOSING AND ADDITIONAL AGREEMENTS

         During the period commencing on the date hereof and continuing through the Closing Date, Sellers agree (except as expressly contemplated by this Agreement or to the extent that Buyer shall otherwise consent in writing) that they shall cause ATI to comply with the following:

         7.1 ORGANIZATION; QUALIFICATION. ATI shall not amend, restate or otherwise modify its organization and corporate governance documents, or charter or bylaws, and shall maintain in force and effect all qualifications to transact business and remain in good standing in its jurisdiction of incorporation and each of the jurisdictions set forth on Schedule 3.1 hereto.

         7.2 ORDINARY COURSE. ATI shall conduct its business in, and only in, the usual, regular and ordinary course in substantially the same manner as theretofore conducted and, to the extent consistent with such business, use all best efforts to preserve intact its current business organization, to keep available the services of its current officers and key employees and to preserve its relationships with customers, suppliers and others having business dealings with it to the end that its goodwill and going business shall be unimpaired at the Closing Date. ATI shall maintain its assets and properties in good condition and repair. ATI shall refrain from acquiring the stock or assets, or assuming the obligations of, any corporation or business entity or any proprietary interest in or obligations of any business enterprise. ATI shall not, without prior consultation with Buyer, make any capital expenditures, other than those that it is obligated to make under an agreement disclosed pursuant to Section
3.20 hereto, except for ordinary repairs and replacements.

         7.3 DIVIDENDS; CAPITAL STOCK. ATI shall not (i) make cash or non-cash distributions in respect of any shares of ATI Capital Stock; (ii) issue, authorize or propose the issuance of, or purchase or propose the purchase of, any shares of ATI Capital Stock or securities convertible into or exchangeable for, or rights, warrants or options to acquire, any such shares or other convertible or exchangeable securities; (iii) change the outstanding shares of ATI Capital Stock into a different number of shares of the same or different class by reason of any reclassification, recapitalization, forward stock split, reverse stock split, combination, exchange of shares or readjustment, or declare a stock dividend thereon; or (iv) obligate itself to do any of the foregoing.

         7.4 ACCOUNTING. ATI shall not make any change in the accounting principles, methods, records or practices followed by it or depreciation or amortization policies or rates theretofore adopted by it, except to the extent necessary to fulfill the requirements of Section 5.1(g) hereof. ATI shall maintain its books, records and accounts in accordance with its historical accounting principles applied on a basis consistent with that of prior periods.

         7.5 INDEBTEDNESS. ATI shall not incur any Indebtedness other than current liabilities incurred in the usual and ordinary course of business. ATI shall refrain from paying any obligation or liability, absolute or contingent, except current liabilities shown on the 9/28/96 Balance Sheet or current liabilities incurred since September 28, 1996 in the usual and ordinary course of business.

         7.6 COMPLIANCE WITH LEGAL REQUIREMENTS. ATI shall comply promptly with all requirements that applicable law may impose upon it with respect to the conduct of its business and operations and with respect to the transactions contemplated by this Agreement, and shall cooperate promptly with, and furnish information to, Buyer in connection with any such requirements imposed upon Buyer, or upon any of its affiliates, in connection therewith or herewith.

         7.7 COMPETING OFFERS; MERGER OR LIQUIDATION. Neither the Sellers nor ATI shall, nor shall they authorize or permit any officer, director or employee of, or any investment banker, broker, attorney, accountant or other agent or representative retained by ATI or the Sellers or any Affiliate of any of them to, solicit or encourage (including by way of furnishing nonpublic information) any inquiries or the making of any proposal that may reasonably be expected to lead to any proposal of partial or total acquisition of ATI. ATI shall not commence any proceeding to merge, consolidate or liquidate or dissolve or obligate itself to do so.

         7.8 DISPOSITION OF ASSETS. ATI shall not sell, transfer, license, lease or otherwise dispose of, or suffer or cause the encumbrance by any Lien (other than a Permitted Lien) upon, any of its properties or assets, tangible or intangible, or any interest therein, except in the usual and ordinary course of business.

         7.9 COMPENSATION. ATI shall not pay, or make any accrual or arrangement for payment of, any increase in compensation, bonuses or special compensation of any kind, or any severance or termination pay to, or enter into any employment or loan or loan guarantee agreement with, any current or former officer, director, employee, stockholder or consultant of ATI.

         7.10 EMPLOYEE BENEFIT ARRANGEMENTS. ATI shall not adopt or amend in any respect any employee pension, profit-sharing, retirement, bonus, deferred compensation, insurance, incentive compensation, severance, thrift, vacation or other plan, agreement, trust fund or arrangement for the benefit of its employees (whether or not legally binding) other than amendments of existing benefit plans necessary to conform to legal requirements or to consummate the transactions contemplated by this Agreement.

         7.11 CLAIMS; DISCHARGE; LITIGATION. ATI shall not cancel, compromise, release or discharge any claim of ATI upon or against any person or waive any right of ATI, except for allowances and discounts granted to customers in the ordinary course of business consistent with past practice as described herein, and shall not compromise any debt or other obligation of ATI to any person except in the ordinary course of business consistent with past practice. ATI shall not institute, settle or agree to settle any action or proceeding before any court or governmental body without the prior written consent of Buyer.

         7.12 MODIFICATION OR BREACH OF AGREEMENTS; NEW AGREEMENTS. ATI shall not terminate or modify, or commit or cause or suffer to be committed any act that will result in breach or violation of any term of or (with or without notice or passage of time, or both) constitute a default under or otherwise give any person a basis for nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement, instrument, arrangement or understanding, written or oral, disclosed in this Agreement or the Schedules hereto. ATI shall refrain from making or becoming a party to any contract or commitment other than in the usual and ordinary course of business. ATI shall use its best efforts to meet all of its contractual obligations in accordance with their respective terms.

         7.13 INCONSISTENT ACTION. The Sellers shall not take, and shall not permit ATI to take or cause or suffer to be taken, any action that would cause any of the representations or warranties of BI relative to ATI in this Agreement to be untrue, incorrect, incomplete or misleading, and they shall not take any action that would cause any of their respective representations and warranties in Sections 2.1 and 2.2 hereof to be untrue, incorrect, incomplete or misleading.


                                  ARTICLE VIII

                         CONDITIONS PRECEDENT TO CLOSING

         8.1 CONDITIONS OF BUYER. Any other provision of this Agreement to the contrary notwithstanding, the obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, at or prior to the Closing, of the following conditions listed in this Section 8.1, any of which may be waived in whole or in part by Buyer:

                  (a) BI and DeWalt shall have delivered to the Buyer their respective certificates representing all of the Shares, duly endorsed in blank or accompanied by signed stock powers and an executed registration rights agreement as described in Buyer and BI's letter dated September 25, 1996.

                  (b) BI shall have furnished the Buyer with an opinion of BI's General Counsel, dated the Closing Date, in form and substance reasonably satisfactory to the Buyer.

                  (c) BI shall have delivered to the Buyer:

                      (i) copies of ATI's charter, including all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation,

                      (ii) certificates from the Secretary of State or other appropriate official of its jurisdiction of incorporation to the effect that ATI is in good standing or subsisting in such jurisdiction and listing all charter documents of ATI on file,

                      (iii) a certificate from the Secretary of State or other appropriate official in each state in which ATI is qualified to do business to the effect that ATI is in good standing in such state,

                      (iv) certificates as to the tax status of ATI in its jurisdiction of incorporation and each state in which ATI is qualified to do business,

                      (v) an opinion letter of McDermott, Will & Emery in a form reasonably acceptable to Buyer setting forth such counsel's determination that the Advanced Textiles, Inc. 401(k) Savings Plan complies in all material respects with the provisions of the Code and ERISA applicable thereto, after taking into account all relevant provisions of Section 414 of the Code, and

                      (vi) affidavits customarily given by owners of real property in Texas relative to the nonexistence of certain Liens and/or tenants or occupants in possession (other than ATI) in connection with a conveyance of such real property.

                  (c) The results of Buyer's due diligence review of ATI's businesses and operations shall be satisfactory to Buyer in its sole discretion, provided, however, that the right of Buyer to terminate its obligations hereunder on account of the results of such due diligence shall terminate upon a public announcement by or with the written consent of the management of Buyer, whether by press release, by the filing of an amendment to Buyer's Registration Statement on Form S-1 which discloses the transaction, or by any other means.

                  (d) Prior to the Closing Date, there shall be no material adverse change in the financial condition or the results of operations of ATI (including but not limited to as a result of a loss of the use of the operating facility or other material assets due to accident, earthquake, fire or other catastrophic event) after September 28, 1996, and BI shall have delivered to the Buyer a certificate, dated the Closing Date, that there has been no such material adverse change.

                  (e) The representations and warranties of BI contained in this Agreement or in any Schedule delivered pursuant hereto shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (with the exception of such changes as are specifically contemplated by this Agreement), and BI shall have delivered to the Buyer on the Closing Date a certificate, dated the Closing Date, to such effect.

                  (f) The representations and warranties of DeWalt contained in this Agreement or in any Schedule delivered pursuant hereto shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (with the exception of such changes as are specifically contemplated by this Agreement), and DeWalt shall have delivered to the Buyer on the Closing Date a certificate, dated the Closing Date, to such effect.

                  (g) The ATI Audited Financial Statements shall have been delivered to Buyer at least three business days prior to the Closing Date and such statements shall not materially and adversely differ from the Unaudited Financial Statements.

                  (h) Each and all of the covenants and agreements of Sellers to be performed on or before the Closing Date pursuant to the terms hereof shall have been duly performed, and each Seller shall have delivered to the Buyer a certificate, dated the Closing Date, to such effect.

                  (i) No action or proceedings shall have been instituted by any party other than Buyer or at Buyer's direction, and neither BI nor DeWalt shall know of any threat that shall have been made to institute any such action or proceeding, before a court or other government body or by any public authority to restrain or prohibit any of the transactions contemplated hereby, and each Seller shall have delivered to the Buyer a certificate, dated the Closing Date, to such effect.

                  (j) BI shall have delivered to the Buyer the resignations of all of the officers and directors of ATI other than as described in Section 5.1
(i) hereto.

                  (k) BI shall have executed and delivered to the Buyer all forms and documents necessary to effect an election under ss.338(h)(10) of the Code, including without limitation IRS Forms 8023 and 8023-A.

                  (l) Buyer shall have received a certificate of the Secretary of BI with respect to the incumbency of officers executing the Agreement and closing documents and the resolutions of the Board of Directors approving the terms of this Agreement and the execution and performance hereof.

                  (m) BI shall have entered into a subordination agreement as described in Section 5.2 hereof.

                  (n) The Board of Directors of Buyer shall have approved this Agreement and the consummation of the transactions contemplated hereby;.

                  (o) All proceedings taken by BI and ATI and all instruments executed and delivered by them on or prior to the Closing Date in connection with the transactions herein contemplated shall be reasonably satisfactory to counsel for Buyer.

                  (p) BI shall have approved the Allocation Schedule described in Section 3.13(m) hereof.

                  (q) BI shall have delivered to Buyer the written agreement of Joseph Sabatini clarifying and amending his employment arrangements with ATI in form and substance acceptable to Buyer.

                  (r)  DeWalt's  Employment  Agreement  dated as of May 1,  1996
shall  have  been   terminated   and  replaced  with  an  Employment   Agreement
substantially in the form of Schedule 8.1 (r)

         8.2 CONDITIONS OF SELLERS. Any other provision of this Agreement to the contrary notwithstanding, the obligations of Sellers to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions listed in this Section 8.2 and the following conditions, may be waived in whole or in part by BI (as to BI) or by DeWalt (as to DeWalt):

                  (a) The Buyer shall have tendered the purchase price to Sellers (in the form, manner and amount as in this Agreement provided).

                  (b) The Buyer shall have furnished BI with an opinion, dated the Closing Date, of Gadsby & Hannah LLP in form and substance reasonably satisfactory to BI and to DeWalt.

                  (c) The results of Sellers' due diligence review of Buyer's businesses and operations shall be satisfactory to Sellers in their sole discretion.

                  (d) The representations and warranties of the Buyer contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (with the exception of such changes as are specifically contemplated by this Agreement); and the Buyer shall have delivered to the Buyer on the Closing Date a certificate, dated the Closing Date, to such effect.

                  (e) Prior to the Closing Date, there shall be no material adverse change in the financial condition or the results of operations of Buyer (including but not limited to as a result of a loss of the use of the operating facility or other material assets due to accident, earthquake, fire or other catastrophic event) after September 30, 1996, and Buyer shall have delivered to the Sellers a certificate dated the Closing Date, that there has been no such material adverse change.

                  (f) Each and all of the covenants and agreements of Buyer to be performed on or before the Closing Date pursuant to the terms hereof shall have been duly performed, and Buyer shall have delivered to the Buyer a certificate, dated the Closing Date, to such effect.

                  (g) No action or proceedings shall have been instituted by any party other than a Seller or at either of their direction, and Buyer shall know of no threat that shall have been made to institute any such action or proceeding, before a court or other government body or by any public authority to restrain or prohibit any of the transactions contemplated hereby, and Buyer shall have delivered to the Sellers a certificate, dated the Closing Date, to such effect.

                  (h) The Board of Directors of BI shall have approved this Agreement and the consummation of the transactions contemplated hereby.

                  (i) Buyer shall have tendered to DeWalt an executed Employment Agreement with DeWalt on substantially the terms and conditions set forth in
Schedule 8.1(r) hereto.

                  (j) BI shall have approved the allocation schedule described in Section 3.13(l) hereto.

                  (k) All proceedings taken by Buyer and all instruments executed and delivered by it on or prior to the Closing Date in connection with the transactions herein contemplated shall be reasonably satisfactory to counsel for BI.

                  (l) Buyer shall have executed and delivered to Sellers a registration rights agreement in form and substance consistent with the terms of the registration rights agreement between Buyer and the holders of the currently outstanding shares of preferred stock of the Buyer.

                  (m) Buyer shall have received a certificate of the Clerk or Assistant Clerk of Buyer with respect to the incumbency of officers executing the Agreement and closing documents and the resolutions of the Board of Directors approving the terms of this Agreement and the execution and performance hereof.

                                   ARTICLE IX

                        TERMINATION. AMENDMENT AND WAIVER

         9.1 TERMINATION.This Agreement may be terminated at any time prior to the Closing Date:

                  (a)  by mutual agreement of the parties hereto;

                  (b) by Buyer if the ATI Audited Financial Statements are not delivered to Buyer on or before November 30, 1996;

                  (c) by any party hereto if the Closing has not occurred on or before December 31, 1996;

                  (d) by Buyer if there has been a material misrepresentation, material breach of warranty or material breach of covenant by Sellers under this Agreement, and

                  (e) by BI or by DeWalt if there has been a material misrepresentation, material breach of warranty or material breach of covenant by Buyer under this Agreement.

         9.2 EFFECT. In the event of termination of this Agreement as provided in Section 9.1(a), 9.1(b) or 9.1(c) hereof, this Agreement shall forthwith become void and there shall be no liability hereunder on the part of any party hereto, or any officer, director, employee, agent or representative of any party hereto, except for willful breach, and except that the agreements with respect to confidentiality contained in Section 5.1 hereof and the agreements with respect to expenses contained in Section 10.7 hereof shall survive the termination of this Agreement. In the event of termination of this Agreement as provided in Section 9.1(d) or 9.1(e) hereof, such termination shall be without prejudice to any rights that the terminating party or parties may have against the breaching party or parties or any other person under the terms of this Agreement or otherwise.

         9.3 AMENDMENT. This Agreement may be amended at any time only by a written instrument executed by Buyer and the Sellers.


                                    ARTICLE X

                               GENERAL PROVISIONS

         10.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and agreements of the parties hereto contained in this Agreement or in any writing delivered pursuant to the provisions of Section 8.1 or Section 8.2 of this Agreement at the Closing shall survive any examination by or on behalf of any party hereto and the consummation of the transactions contemplated hereby for the respective periods applicable thereto as stated in
Section 10.2 (j) hereof, but claims with respect thereto are limited as set forth in Section 10.2 below.

         10.2     INDEMNIFICATION.

                  (a) BI covenants and agrees to indemnify, defend and save and hold Buyer and each of its employees, officers, directors, stockholders, consultants, attorneys and agents (collectively, the "Buyer Parties") harmless from and against any claims, demands, actions, causes of action, suits, judgments, debts, liabilities, loss, cost, expense, liability, or damages (including, without limitation, reasonable fees and disbursements of counsel and accountants and other costs and expenses incident thereto) (collectively, the "Damages") arising out of or resulting from: (1) any inaccuracy in or breach of any representation, warranty, covenant or agreement made by BI in this Agreement, including the Schedules hereto, or in any writing delivered by BI pursuant to the provisions of Section 8.1 of this Agreement at the Closing; (2) the failure of BI to perform or observe fully any covenant, agreement or provision to be performed or observed by it pursuant to this Agreement; or (3) any claim, suit, action or proceeding arising out of or resulting from the conduct by ATI of its business or operations on or prior to the Closing Date.

                  (b) DeWalt covenants and agrees to indemnify, defend and save and hold the Buyer Parties harmless from and against any Damages arising out of or resulting from: (1) any inaccuracy in or breach of any representation, warranty, covenant or agreement made by DeWalt in this Agreement, including the Schedules hereto, or in any writing delivered by DeWalt pursuant to the provisions of Section 8.1 of this Agreement or at the Closing; or (2) the failure of DeWalt to perform or observe fully any covenant, agreement or provision to be performed or observed by him pursuant to this Agreement.

                  (c) Buyer covenants and agrees to indemnify, defend and save and hold Sellers harmless from and against any Damages arising out of or resulting from: (1) any inaccuracy in or breach of any representation, warranty, covenant or agreement made by Buyer in this Agreement, including the Schedules hereto or in any writing delivered pursuant to the provisions of Section 8.2 of this Agreement at the Closing; (2) the failure by Buyer to perform or observe any covenant, agreement or condition to be performed or observed by it pursuant to this Agreement; or (3) any claim, suit, action or proceeding arising out of or resulting from the conduct by ATI of its business or operations after the Closing Date.

                  (d) Any claim for indemnity under this Section 10.2 shall be delivered in writing in accordance with Section 10.9 hereof promptly following a discovery by the indemnified party of such claim to the indemnifying party and such claim shall set forth with reasonable specificity as to the amount claimed and the underlying facts supporting such claim; provided however, that during the interim the indemnified party shall use its best efforts (not requiring any material expenditure) to take all action (not including settlement) reasonably necessary to protect against further damage or loss with respect to the claim, and provided further that the failure of an indemnified party to so notify an indemnifying party or to use its best efforts to protect against further damage or loss shall not relieve the indemnifying party of its obligation to indemnify under this Agreement unless and only to the extent the rights of the indemnifying party are thereby prejudiced.

                  (e) Any indemnifying party receiving such notice shall, within thirty days of receipt of such notice, (a) deny in writing the claim, (b) pay the amount of the claim if a monetary amount is involved, or (c) if a claim of a third party is involved, have the right to assume the defense of such claim. The indemnifying party shall have the exclusive right to conduct and control, through counsel of its own choosing, the defense of any such claim or any action arising therefrom, provided, that in conducting the defense of any such claim or action, the indemnifying party shall, and shall cause its counsel to, consult with the indemnified party and counsel, if any, selected by it or him and compensated by it or him without reimbursement hereunder (unless the indemnifying party does not defend the claim), and shall keep such counsel, if any, and the indemnified party fully advised of the progress thereof. If the indemnifying party fails or refuses to assume the conduct and control of the defense of any such claim or action, then the indemnified party may conduct and control such defense, and the cost thereof shall be reimbursable Damages hereunder. No settlement of any claim for which indemnification is sought hereunder shall be made without either (x) the prior written consent of both the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld or delayed, or (y) the release of the indemnified party from all liability relating to such claim, in form and substance reasonable satisfactory to the indemnified party and its counsel. Whether or not the indemnifying party chooses so to defend or prosecute such claim, all the parties hereto shall cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony and shall attend such conferences, discovery proceedings and trials at the expense of the indemnifying party as may be reasonably requested in connection therewith.

                  (f) Notwithstanding the provisions of Section 10.2(a), BI shall have no obligation to provide indemnification unless and until the aggregate amount of indemnification as to which it is obligated shall exceed
$175,000, whereupon BI shall be liable only to the extent that the aggregate amount of indemnification as to which it is obligated hereunder exceeds $100,000; provided, however, that this limitation shall not apply to BI's obligations regarding the BI Assumed Liabilities, Delinquent Accounts Receivable or fees owed to any broker or finder or claims relative to the representations, warranties and covenants set forth in Section 3.13. In no event will the indemnification as to which BI shall be liable as an indemnifying party hereunder, except as to BI and Non-ATI Affiliates Tax Liability (as defined below) exceed $7,896,500.

                       For purposes hereof, "BI and Non-ATI Affiliates Tax Liability shall mean any liability that ATI incurs for the Taxes of any Person other than ATI under Treas. Reg. ss.1.1502-6 (or any similar provision of state, local, or foreign law), for any taxable period during which ATI was a member of the Affiliated Group.

                  (g) Notwithstanding the provisions of Section 10.2(b), DeWalt shall have no obligation to provide indemnification unless the aggregate amount of indemnification as to which he is obligated shall exceed $10,000, whereupon DeWalt shall be liable only to the extent that the aggregate amount of indemnification as to which it is obligated hereunder exceeds $10,000 In no event will the amount for which DeWalt shall be liable as an indemnifying party hereunder exceed $53,500.

                  (h) Notwithstanding the provisions of Section 10.2(c), Buyer shall have no obligation to provide indemnification unless the aggregate amount of indemnification as to which it is obligated shall exceed $175,000, whereupon Buyer shall be liable only to the extent that the aggregate amount of indemnification exceeds $100,000; provided, however that this limitation shall not apply to fees owed to any broker or finder. In no event will the amount for which Buyer shall be liable as an indemnifying party hereunder exceed $7,896,500.

                  (i) Notwithstanding the other provisions of this Section 10.2, no party shall be entitled to indemnification for any claim relative to any matter as to which indemnification would be required pursuant to Section 10.2
(a), (b) or (c) as applicable, (excluding, however, only (i) BI's obligations with respect to Delinquent Accounts Receivables and (ii) any claims in respect of brokers of finders fees) unless the amount of the claim equals at least $10,000, and any claims less than $10,000 shall not be counted toward the thresholds set forth in the preceding subsections.

                  (j) Any claim asserted with respect to the items enumerated in Sections 10.2(a), (b) or (c), except for claims relative to the representations contained in Sections 3.13, 3.15 and 3.18 (the "Governmental Representations") and except for claims relative to the non-performance of covenants which are required by their terms to be performed after the Closing, must be submitted to the indemnifying party in writing, or invoked in official proceedings, on or before March 31, 1998. Any claim with respect to the Governmental Representations must be submitted to BI prior to that date which is the earlier of the statute of limitations in respect of such matter, if any, or eight years from the Closing Date.

                  (k) The amount payable by an indemnifying party to an indemnified party with respect to a claim shall be reduced by the amount of any insurance proceeds received by the indemnified party with respect to the claim, and each of the parties hereby agrees to use its or his best efforts to collect any and all insurance proceeds to which it or he may be entitled in respect of any claim.

                  (l) The amount payable by an indemnifying party with respect to a claim shall be net of any federal, state or local tax benefit derived by the indemnified party by reason of the claim.

         10.3 SETOFF. Buyer shall have the right to setoff at any time: (a) any amount owed to BI or any of its Affiliates by Buyer or any of its affiliates against (b) any amount claimed by Buyer or any of its affiliates against BI or any of its Affiliates. Buyer shall have the right to setoff at any time: (a) any amount owed to DeWalt or any of his Affiliates by Buyer or any of its affiliates against (b) any amount claimed by Buyer or any of its affiliates against DeWalt or any of his affiliates. BI shall have the right to setoff at any time: (a) any amount owed to Buyer or any of its Affiliates by BI or any of its affiliates against (b) any amount claimed by BI or any of its affiliates against Buyer or any of its affiliates. Any party claiming a right of setoff hereunder, shall give notice of same to the party against whom it is claiming such right, prior to or concurrently with the exercise of such right.

         10.4 COMPLETE AGREEMENT. This Agreement (a) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter hereof; (b) is not intended to confer upon any person any rights or remedies hereunder or with respect to the subject matter hereof except as specifically provided in this Agreement; (c) shall not be assigned by operation of law or otherwise; (d) shall be governed by, and construed in accordance with, the laws of the State of Maine, without regard to principles of conflict of laws; and (e) may be executed in two or more counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute a single agreement.

         10.5     JURISDICTION;

                  (a) Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of Maine or the State of North Carolina, or in the United States District Court for the District of Maine or the District of North Carolina, and, by execution and delivery of this Agreement, each of the parties to this Agreement:

                           (i)  accepts  for  himself  or itself  the  exclusive
jurisdiction of the aforesaid courts, as well as the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of their obligations hereunder or with respect to the transactions contemplated hereby,

                           (ii) expressly waives any and all objections he or it
may have as to venue in any such courts,

                           (iii) consents to service of process, and to be sued,
in the State of Maine or North Carolina and consents to the jurisdiction of the courts of the State of Maine and the State of North Carolina and the United States District Court for the District of Maine and the District of North Carolina, and

                  (b) Each party agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction on each of them if served as provided under the laws of the relevant state or federal law as applicable.

                  (c) The foregoing consents to jurisdiction shall not constitute general consents to service of process in a state for any purpose except as provided above and shall not be deemed to confer rights on any person other than the respective parties to this Agreement.

         10.6 THIRD PARTIES. No provision of this Agreement is intended, nor shall it be construed, to create third party beneficiary rights for or on behalf of any persons.

         10.7 EXPENSES.  All costs and expenses,  other than those  described in
Section 1.3(b) and 10.2 hereof, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party or parties incurring the same, it being expressly understood by the parties hereto that BI, and not ATI, shall be liable for BI's and DeWalt's costs and expenses.

         10.8 FEES. Each of Buyer (except as described on Schedule 10.8 hereto), BI (on its own behalf and on behalf of ATI) and DeWalt represents and warrants to the other that it or he has taken no action and has entered into no agreement, understanding or other arrangement that would obligate Buyer or any Seller to pay any broker's or finder's fee or any other commission or similar fee to any agent, broker, investment banker or other firm or person in connection with any of the transactions contemplated by this Agreement.

         10.9 FURTHER ACTION. Subject to the terms and conditions provided in this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Closing Date any further action is necessary to carry out the purposes of this Agreement, the Sellers or Buyer, as the case may be, shall take, or cause to be taken, all such necessary action.

         10.10 NOTICES. Except as may otherwise expressly by provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon the earlier of (a) personal delivery to the addresses set forth below, (b) in the case of facsimile transmission, immediately upon confirmation of completion of transmission, (c) in the case of mailed notice, seven (7) days after deposit in the mail, with proper postage for registered or certified mail, return receipt requested, prepaid, or (d) in the case of notice by Federal Express or other reputable overnight courier service, two (2) business day after delivery to such courier service, addressed to the party to be notified as follows:

         If to Buyer:

         Mr. Martin S. Grimnes
         Chief Executive Office
         Brunswick Technologies, Inc.
         43 Bibber Parkway
         Brunswick, Maine 04011
         207-729-7877 [fax]

         With a copy to each of:

         Walter D. Wekstein, Esq.
         Marianne Gilleran, Esq.
         Gadsby & Hannah LLP
         125 Summer Street
         Boston, Massachusetts USA 02110
         1-617-345-7050 [fax]


         If to BI:

         Mr. John D. Englar
         Senior Vice President
         Burlington Industries, Inc.
         3330 West Friendly Avenue
         Greensboro, NC  27410
         910-379-4504 [fax]


         With a copy to:

          Legal Department
         Attention:  General Counsel
         Burlington Industries, Inc.
         3330 West Friendly Avenue
         Greensboro, NC  27410
         910-379-4504 [fax]


         If to DeWalt:

         Mr. Peter L. DeWalt
         1866 Tragona Drive
         Pittsburgh, PA  15241
         412-221-6779 [fax]

         10.11 SEVERABILITY. If any one or more of the provisions contained in this Agreement is held for any reason to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or has caused this Agreement to be executed on its behalf by a representative duly authorized, all as of the date first above set forth as an instrument under seal.



                                   SELLERS:

                                   BURLINGTON INDUSTRIES, INC.



                                   By:
                                      --------------------------------------
                                       John D. Englar, Senior Vice President



                                      --------------------------------------
                                      Peter L. DeWalt



                                   BUYER:

                                   BRUNSWICK TECHNOLOGIES, INC.



                                   By:
                                      --------------------------------------

                                      Martin S. Grimnes, Chief Executive Officer

                                      -51-







                                 FIRST AMENDMENT
                                       TO
                            STOCK PURCHASE AGREEMENT

         This AMENDMENT, dated as of October 29, 1996 ("Amendment"), to Stock Purchase Agreement dated as of October 22, 1996 among Brunswick Technologies, ]nc., BurlingtL,Il Illdustries, Inc. and Peter L. DeWalt (the "Stock Purchase Agreement").

                                  WITNESSETH:

         WHEREAS, the parties hereto previously entered into the Stock Purchase Agreement; and

         WHEREAS, the parties hereto desire to (i) amend the Stock Purchase Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         SECTION 1. AMENDMENTS.

              (a) Section 1.3(b) is hereby amended by changing all reference s to "$1,450,000" therein to "$1,440,000 and by inserting the following at the end of the first sentence thereof: ", less the aggregate amount of any dividends made by ATI to BI and/or DeWalt after September 28, 1996. Any such dividends have been or will be made in conformity with the relevant provisions of the Texas Business Corporation Act."

              (b) Section 3.21(a) is hereby amended by inserting the following at the end thereof: "other than dividends aggregating $550,000".

              (c) Section 7.3 is hereby amended by inserting the following at the end of subsection (i) thereof: "other than the dividends referenced in
Section 3.21(a) hereof".

              (d) Parragraph (k) of Section 8.1 of the Agreement is hereby amended by adding the following sentence to the end thereof:

         "The parties agree that Form 8023-A, Corporate Qualified Stock Purchases, shall be executed prior to the Closing, but shall not be filed until the parties have agreed upon any schedules or attachments required by the instructions to such Form. Buyer shall prepare such schedules or attachments for review by BI, and if the parties cannot agree upon the information to be submitted on such schedules or attachments within thirty (30) days following Buyer's delivery thereof to BI, the parties agree that a member of the American Arbitration Association shall be retained to settle any dispute relating to such information, with costs therefor to be borne equally by the parties, and that the Form 8023-A shall thereupon be filed by the date required therefor in accordance with the decision of such arbitrator with respect to the information in dispute."



         SECTION 2. COUNTERPARTS.

         This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

         SECTION 3. GOVERNING LAW.

This Amendment  shall be governed by the laws of the State of Maine.

         SECTION 4. RATIFICATION. Except as specifically modified hereby, the Stock Purchase Agreement is ratified and confirmed in all respects.





             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.






                                        2









         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or has caused this Agreement to be executed on its behalf by a representative duly authorized, all as of the date first above set forth as an instrument under seal.

                              SELLERS:

                                   BURLINGTON INDUSTRIES, INC.

                                   By:
                                      --------------------------------------
                                      John D. Englar, Senior Vice President


                                      --------------------------------------
                                      Peter L. DeWalt



                                BUYER:

                                   BRUNSWICK TECHNOLOGIES, INC.

                                   By:
                                      ------------------------------------------
                                      Martin S. Grimnes, Chief Executive Officer